SCHEDULE 14A INFORMATION

               PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE
                        SECURITIES EXCHANGE ACT OF 1934
                              (AMENDMENT NO.  )

Filed by the Registrant                     /X/

Filed by a Party other than the Registrant  / /

Check the appropriate box:
/ / Preliminary Proxy Statement
/ / Confidential, for Use of the Commission Only (as permitted by Rule
    14a-6(e)(2))
/X/ Definitive Proxy Statement
/ / Definitive Additional Materials
/ / Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

                          OMEGA FINANCIAL CORPORATION
   ------------------------------------------------------------------------
               (Name of Registrant as Specified in its Charter)
   ------------------------------------------------------------------------
   (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
/X/ $125 per Exchange Act Rules 0-11(c)(1)(ii), 14a-6(i)(1), 14a-6(i)(2) or Item
    22(a)(2) of Schedule 14A
/ / $500 per each party to the controversy pursuant to Exchange Act Rule
    14a-6(i)(3)
/ / Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11

(1) Title of each class of securities to which transaction applies:
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(2) Aggregate number of securities to which transaction applies:
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(3) Per unit price or other underlying value of transaction computed pursuant to
    Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):
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(4) Proposed maximum aggregate value of transaction:
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(5) Total fee paid:
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/ / Fee paid previously with preliminary materials.

/ / Check box if any part of the fee is offset as provided by Exchange Act Rule
    0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1) Amount Previously Paid:
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(2) Form, Schedule or Registration Statement No.:
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(3) Filing Party:
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(4) Date Filed:
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                            NOTICE OF ANNUAL MEETING
                                       OF
                                  SHAREHOLDERS

                                 APRIL 23, 1996


TO OUR SHAREHOLDERS:

      The 1996 annual meeting of shareholders of OMEGA FINANCIAL CORPORATION ("Omega") will be held on Tuesday, April 23, 1996 at 10:00 A.M. (prevailing time), at The Penn State Scanticon, 215 Innovation Blvd., Penn State Research Park, State College, Pennsylvania for the following purposes:

      1. To elect six directors for three year terms, as more fully described in the accompanying Proxy Statement;

      2.    To vote on a proposal to approve the 1996 Employee Stock Option
            Plan; and

      3. To transact such other business as may properly come before this meeting or any postponement or adjournment thereof.

      The Board of Directors has fixed March 1, 1996 as the record date for the determination of shareholders entitled to vote at the annual meeting. Only shareholders of record at the close of business on that date will be entitled to notice of, and to vote at, the annual meeting.

      If the annual meeting is adjourned for one or more periods aggregating at least 15 days because of the absence of a quorum, those shareholders entitled to vote who attend the reconvened annual meeting, if less than a quorum as determined under applicable law, shall nevertheless constitute a quorum for the purpose of acting upon any matter set forth in this Notice of Annual Meeting.

      YOU ARE CORDIALLY INVITED TO ATTEND THE ANNUAL MEETING IN PERSON. WHETHER OR NOT YOU EXPECT TO ATTEND THE ANNUAL MEETING IN PERSON, YOU ARE URGED TO SIGN, DATE AND PROMPTLY RETURN THE ENCLOSED PROXY. A SELF-ADDRESSED ENVELOPE IS ENCLOSED FOR YOUR CONVENIENCE; NO POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES.
                            By order of the Board of Directors,



                            David N. Thiel, Secretary
April 1, 1996

                           OMEGA FINANCIAL CORPORATION
                                366 Walker Drive
                        State College, Pennsylvania 16801

                                 PROXY STATEMENT

      The enclosed proxy is solicited by and on behalf of Omega Financial Corporation ("Omega") for use at the annual meeting of shareholders to be held on Tuesday, April 23, 1996 at 10:00 A.M. (prevailing time) at The Penn State Scanticon, 215 Innovation Blvd., Penn State Research Park, State College, Pennsylvania and at any postponement or adjournment thereof. The approximate date on which this Proxy Statement and the accompanying form of proxy will first be sent or given to shareholders is April 1, 1996.

      Sending in a signed proxy will not affect the shareholder's right to attend the annual meeting and vote in person since the proxy is revocable. Any shareholder giving a proxy has the power to revoke it by, among other methods, giving written notice to the Secretary of Omega at any time before the proxy is exercised.

      The expense of the proxy solicitation will be borne by Omega. In addition to solicitation by mail, proxies may be solicited in person or by telephone, telegraph or teletype by directors, officers or employees of Omega and its bank subsidiaries, Omega Bank, N.A. ("Omega Bank"), Hollidaysburg Trust Company ("Hollidaysburg Trust "), Penn Central National Bank ("Penn Central Bank"), and Montour Bank ("Montour") (collectively, the "Banks"), without additional compensation. Omega is required to pay the reasonable expenses incurred by recordholders of Omega Common Stock who are brokers, dealers, banks or voting trustees, or their nominees, for mailing proxy material and annual shareholder reports to any beneficial owners of Omega's Common Stock they hold of record, upon request of such recordholders.

      A form of proxy is enclosed. If properly executed and received in time for voting, and not revoked, the enclosed proxy will be voted as indicated in accordance with the instructions thereon. If no directions to the contrary are indicated, the persons named in the enclosed proxy will vote all shares of Omega Common Stock for the election of all nominees for directorships hereinafter named.

      The enclosed proxy confers discretionary authority to vote with respect to any and all of the following matters that may come before the meeting: (i) matters which Omega does not know, a reasonable time before the proxy solicitation, are to be presented at the meeting; (ii) approval of the minutes of a prior meeting of shareholders, if such approval does not amount to ratification of the action taken at the meeting; (iii) the election of any person to any office for which a bona fide nominee is unable to serve or for good cause will not serve; (iv) any proposal omitted from this Proxy Statement and Proxy pursuant to Rule 14a-8 or Rule 14a-9 promulgated under the Securities Exchange Act of 1934; and (v) matters incident to the conduct of the meeting. In connection with such matters, the persons named in the enclosed form of proxy will vote in accordance with their best judgment.

      Omega had 6,027,004 shares of common stock, par value $5.00 per share ("Common Stock"), and 219,781 shares of Series A ESOP Cumulative Convertible Preferred Stock, par value $5.00 per share ("Series A ESOP Preferred Stock"), outstanding at the close of business on March 1, 1996, the record date for the determination of shareholders entitled to receive notice of, and to vote at, the annual meeting. Each share of Series A ESOP Preferred Stock is currently convertible into 1.05 shares of Common Stock. All Series A ESOP Preferred Stock is held of record by Omega's Employee Stock Ownership Plan Trust ("ESOP Trust"). Except for certain restrictions (hereinafter summarized) on the right to cast more than 10% of the total votes which all shareholders are entitled to cast, each holder of Omega's Common Stock and each holder of Series A ESOP Preferred Stock, voting together and not as separate classes, is entitled to one vote for each share of Common Stock and 1.05 votes for each share of Series A ESOP Preferred Stock, respectively, held of record on the record date on each matter which may be brought before the annual meeting.

      The presence, in person or by proxy, of holders entitled to cast at least a majority of the votes which the holders of all of the aggregate outstanding shares of Omega Common Stock and Series A ESOP Preferred Stock are entitled to cast constitutes a quorum for the purpose of considering and acting on such matters. All shares of Omega's Common Stock and Series A ESOP Preferred Stock present in person or represented by proxy and entitled to vote, no matter how they are voted or whether they abstain from voting, will be counted in determining the presence of a quorum. If the annual meeting is adjourned because of the absence of a quorum, those shareholders entitled to vote who attend the adjourned meeting, although constituting less than a quorum as provided herein, shall nevertheless constitute a quorum for the purpose of electing directors. If the Annual Meeting is adjourned for one or more periods aggregating at least 15 days because of the absence of a quorum, those shareholders entitled to vote who attend the reconvened Annual Meeting, if less than a quorum as determined under applicable law, shall nevertheless constitute a quorum for the purpose of acting upon any matter set forth in the Notice of Annual Meeting.

      The election of directors will be determined by a plurality vote and the six nominees receiving the most "for" votes will be elected. Approval of any other proposal will require the affirmative vote of a majority of the shares cast on the proposal. Under the Pennsylvania Business Corporation Law, an abstention, withholding of authority to vote or broker non-vote will not have the same legal effect as an "against" vote and will not be counted in determining whether a proposal has received the required shareholder vote.

      Omega is not currently aware of any matters which will be brought before the annual meeting (other than procedural matters) which are not referred to in the enclosed notice of the annual meeting.

      Article 8 of Omega's Amended and Restated Articles of Incorporation, as amended (the "Restated Articles"), restricts the rights of a Person (as hereafter defined) to cast (or execute written consent with respect to) more than 10% of the total votes which all shareholders are entitled to cast at a meeting, unless authorized to do so by the Board of Directors and subject to such conditions as the Board of Directors may impose. The term "Person" includes not only individuals and entities, but also groups of individuals and entities who act together for the purpose of acquiring, holding, disposing of or voting Common Stock. The restrictions of Article 8 do not apply to the shares of Omega Common Stock or Series A ESOP Preferred Stock held by the ESOP Trust.

      The casting of votes by a Person as a proxy holder for other shareholders is not counted in computing the 10% limitation to the extent that the proxies so voted were revocable and were secured from other shareholders who are not members of a group which includes such Person. Giving a revocable proxy to a Person does not in itself cause the shareholder giving the proxy to be a member of a group which includes such Person. Article 8 provides that the determination by the Board of Directors of the existence or membership of a group, and of a number of votes any Person or each member of a group is entitled to cast, is final and conclusive absent clear and convincing evidence of bad faith.

      In the event of a violation of Article 8, in addition to other remedies afforded Omega, the judges of election cannot count votes cast in violation of
Article 8 and Omega or its nominees have an option to acquire from the violator shares of Common Stock in excess of the 10% limit at prices which would in certain situations be lower than the then current market prices of such shares.

      The foregoing is a brief summary of Article 8 and is qualified and amplified in all respects by the exact provisions of the Restated Articles, which can be obtained in the same manner as Omega's Annual Report on Form 10-K for 1995 (see "ANNUAL REPORT AND FINANCIAL STATEMENTS").


         SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

Common Stock

      To the knowledge of Omega, as of March 1, 1996, no person or entity, other than the ESOP Trust, was the beneficial owner of five percent or more of its outstanding Common Stock. For information concerning the beneficial ownership of Omega Common Stock and Series A ESOP Preferred Stock by the ESOP Trust, see "Series A ESOP Preferred Stock." The following table sets forth certain information, as of March 1, 1996, with respect to Omega's Common Stock beneficially owned by each director and nominee for director, each executive officer of the Company named in the "Summary Compensation Table" and by all directors, nominees for director and executive officers of Omega as a group. Also included is information with respect to shares of Series A ESOP Preferred Stock which has been allocated to the accounts of directors and officers who are participants in Omega's Employee Stock Ownership Plan ("ESOP").

Unless otherwise specified, all persons listed on the following chart have sole voting and investment powers with respect to their shares:

     Name of Individual or                 Number of Shares           Percent of
    Identity of Group Class             Beneficially Owned (a)         Ownership
    -----------------------             ----------------------         ---------
    Raymond F. Agostinelli                     10,462(b)                   *
    Merle K. Evey                              11,531(c)                   *
    Robert T. Gentry                           7,893(d)                    *
    Philip E. Gingerich                        27,200(e)                   *
    David K. Goodman, Sr.                      9,756(f)                    *
    William E. Henry, O.D.                     8,182(g)                    *
    David B. Lee                              108,715(h)                 1.8%
    George R. Lovette                          10,653(i)                   *
    D. Stephen Martz                           34,568(j)                   *
    Don C. Meyer                               38,618(k)                   *
    Robert N. Oliver                           3,622(l)                    *
    James W. Powers, Sr.                       4,394(m)                    *
    Stanton R. Sheetz                          2,235(n)                    *
    Robert A. Szeyller                         2,568(o)                    *
    Daniel L. Warfel                           38,766(p)                   *
    Samuel D. Zeiders, Jr.                     7,113(q)                    *
    Charles H. Zendt, Jr.                      39,047(r)                   *
    All directors and executive officers as
    a group (19) persons                      399,021(s)(t)              6.5%

            *less than 1%

(a) The securities "beneficially owned" by an individual are determined in accordance with the definition of "beneficial ownership" set forth in the regulations of the Securities and Exchange Commission and, accordingly, may include securities owned by or for, among others, the spouse and/or minor children of the individual and any other relative who has the same residence as such individual, as well as other securities as to which the individual has or shares voting or investment power or has the right to acquire within 60 days after March 1, 1996. Beneficial ownership may be disclaimed as to certain of the securities.

(b) This amount includes 8,058 shares held jointly with Mr. Agostinelli's wife, 472 shares owned solely by Mr. Agostinelli's wife, and 1,260 shares owned by McLanahan Drug Store Mgmt. Co. Inc. of which Mr. Agostinelli is president and owner. This amount also includes 200 shares issuable upon the exercise of options granted under the 1994 Stock Option Plan for Non-Employee Directors.

(c) This amount includes 1,307 shares held jointly with Mr. Evey's wife. This amount also includes 200 shares issuable upon the exercise of options granted under the 1994 Stock Option Plan for Non-Employee Directors.

(d) This amount includes 400 shares owned jointly with Mr. Gentry's wife, 200 shares owned by their children, 2,500 shares issuable upon the exercise of stock options granted to Mr. Gentry pursuant to the Omega Stock Option Plan and 1,267 shares issuable upon the exercise of stock options granted pursuant to the Omega Stock Purchase Plan, and 1,004 shares of Common Stock and 284 shares of Series A ESOP Preferred Stock (convertible into 298 shares of Common Stock) allocated to Mr. Gentry's account under the ESOP.

(e) This amount includes 2,888 shares owned jointly with Mr. Gingerich's wife. This amount also includes 200 shares issuable upon the exercise of options granted under the 1994 Stock Option Plan for Non-Employee Directors.

(f) This amount includes 200 shares issuable upon the exercise of options granted to Mr. Goodman under the 1994 Stock Option Plan for Non-Employee Directors.

(g) This amount includes 200 shares issuable upon the exercise of options granted to Mr. Henry under the 1994 Stock Option Plan for Non-Employee Directors.

(h) This amount includes 1,908 shares owned jointly with Mr. Lee's wife, 733 shares owned solely by her, 1,134 shares owned by Mr. Lee's daughter, 1,048 shares owned jointly by Mr. Lee's wife and son, 1,053 shares owned jointly with his children, 1,765 shares owned by the Lee Family Partnership of which Mr. Lee is a partner and 4,668 shares owned by Centre Foods Enterprises, Inc., of which Mr. Lee is a director, officer and shareholder. This amount also includes 38,300 shares issuable upon the exercise of stock options granted to Mr. Lee pursuant to the Omega Stock Option Plan, 2,833 shares issuable upon the exercise of stock options granted pursuant to the Omega Stock Purchase Plan, and 8,750 shares of Common Stock and 1,865 shares of Series A ESOP Preferred Stock (convertible into 1,958 shares of Common Stock) allocated to Mr. Lee's account under the ESOP.

(i) This amount represents 8,415 shares owned jointly with Mr. Lovette's wife and 2,038 shares owned jointly with his grandchildren. This amount also includes 200 shares issuable upon the exercise of options granted under the 1994 Stock Option Plan for Non-Employee Directors.

(j) This amount includes 425 shares owned jointly with Mr. Martz's wife, 4,000 shares issuable upon the exercise of stock options granted to Mr. Martz pursuant to the Omega Stock Option Plan, 1,608 shares issuable upon the exercise of stock options granted pursuant to the Omega Stock Purchase Plan, and 1,023 shares of Common Stock and 289 shares of Series A ESOP Preferred Stock (convertible to 303 shares of Common Stock) allocated to Mr. Martz's account under the ESOP.

(k) This amount includes 22,506 shares owned jointly with Mr. Meyer's wife, 12,354 shares owned solely by her, and an aggregate of 63 shares owned jointly with his grandchildren. This amount also includes 200 shares issuable upon the exercise of options granted under the 1994 Stock Option Plan for Non-Employee Directors.

(l) This amount includes 684 shares owned jointly with Mr. Oliver's wife. This amount also includes 200 shares issuable upon the exercise of options granted under the 1994 Stock Option Plan for Non-Employee Directors.

(m) This amount includes 3,594 shares owned by Mr. Powers' wife. This amount also includes 200 shares issuable upon the exercise of options granted under the 1994 Stock Option Plan for Non-Employee Directors.

(n) This amount also includes 200 shares issuable upon the exercise of options granted to Mr. Sheetz under the 1994 Stock Option Plan for Non-Employee Directors.

(o) This amount also includes 200 shares issuable upon the exercise of options granted to Mr. Szeyller under the 1994 Stock Option Plan for Non-Employee Directors.

(p) This amount includes 220 shares owned by Mr. Warfel's wife as custodian for their two sons. This amount also includes 23,240 shares issuable upon the exercise of stock options granted to Mr. Warfel pursuant to the Omega Stock Option Plan, 1,413 shares issuable upon the exercise of stock options granted pursuant to the Omega Stock Purchase Plan, and 4,221 shares of Common Stock and 1,240 shares of Series A ESOP Preferred Stock (convertible into 1,302 shares of Common Stock) allocated to Mr. Warfel's account under the ESOP.

(q) This amount includes 812 shares owned by Dr. Zeiders' wife. This amount also includes 200 shares issuable upon the exercise of options granted under the 1994 Stock Option Plan for Non-Employee Directors.

(r) This amount includes 2,868 shares owned jointly with Mr. Zendt's wife. This amount also includes 25,842 shares issuable upon the exercise of options granted to Mr. Zendt pursuant to the Omega Stock Option Plan, 638 shares issuable upon the exercise of stock options granted pursuant to the Omega Stock Purchase Plan, and 5,188 shares of Common Stock and 1,149 shares of Series A ESOP Preferred Stock (convertible into 1,206 shares of Common Stock) allocated to Mr. Zendt's account under the ESOP.

(s) This amount includes an aggregate of 123,230 shares issuable upon the exercise of stock options granted to all executive officers of Omega as a group pursuant to the Omega Stock Option Plan and the Omega Stock Purchase

     Plan, an aggregate of 2,400 shares issuable upon the exercise of options granted to all non-employee directors of Omega as a group under the 1994 Stock Option Plan for Non-Employee Directors, and an aggregate of 25,770 shares of Common Stock and 6,103 shares of Series A ESOP Preferred Stock (convertible into an aggregate of 6,408 shares of Common Stock) allocated under the ESOP to the accounts of all executive officers of Omega as a group.

(t) Does not include 237,117 shares of common stock and 219,781 shares of Series A ESOP Preferred Stock (convertible into an aggregate of 230,770 shares of common stock) which are owned by the ESOP of which Mr. Lee, Mr. Zendt and Mr. Lovette are Trustees, other than any shares which have been allocated to their respective accounts.

Series A ESOP Preferred Stock

      As of March 1, 1996, all of the 219,781 shares of the Series A ESOP Preferred Stock outstanding were held of record by Omega's ESOP Trust. Additionally, as of such date, the ESOP Trust held of record 237,117 shares of Common Stock. Each share of Series A ESOP Preferred Stock is convertible into
1.05 shares of Common Stock. If all of the shares of Series A ESOP Preferred Stock held of record by the ESOP Trust were converted into Common Stock, the ESOP Trust would hold of record 467,887 shares or approximately 7.5% of Omega's Common Stock. The ESOP Trust's business address is c/o Omega Financial Corporation, 366 Walker Drive, State College, Pennsylvania 16801.

Compliance with Section 16(a) of the Securities Exchange Act of 1934

      Section 16(a) of the Securities Exchange Act of 1934 requires Omega's executive officers, directors, and persons who beneficially own more than ten percent of a registered class of Omega's Common Stock to file with the Securities and Exchange Commission initial reports of ownership and reports of changes in ownership of Common Stock and other equity securities of Omega. Executive officers, directors and greater than ten percent shareholders are required by SEC regulation to furnish Omega with copies of all Section 16(a) forms they file.

      To Omega's knowledge, based solely on a review of the copies of such reports furnished to Omega and written representations that no other reports were required, all Section 16(a) filing requirements applicable to Omega's executive officers, directors and greater than ten percent beneficial shareholders were complied with during the year ended December 31, 1995.


                                  PROPOSAL ONE
                              ELECTION OF DIRECTORS

      The Bylaws of Omega provide that the Board of Directors shall consist of not less than five nor more than twenty-five directors and that within these limits the number of directors shall be as established by the Board of Directors. The Board of Directors has set the number of directors at fifteen. The Bylaws further provide that the Board shall be classified into three classes, as nearly equal in number as possible. One class of directors is to be elected annually. Six directors are to be elected at the 1996 annual meeting of shareholders for a term of three years each.

      In connection with the merger of Penn Central Bancorp, Inc. ("Penn Central Bancorp") into Omega on January 28, 1994, Merle K. Evey, Robert T. Gentry, David
K. Goodman, Sr., D. Stephen Martz, Robert N. Oliver and Stanton R. Sheetz were appointed to the Board of Directors of Omega. Subject to reaching Omega's mandatory retirement age of 70, Omega has undertaken to have the individuals designated by Penn Central Bancorp as directors to serve for a period of not less than three years from and after the effective date of the merger.

      The Board of Directors, pursuant to the Bylaws, has nominated the six persons listed below to be nominees for election to the Board of Directors. All are currently serving as directors of Omega. If any of the nominees becomes unavailable for election for any reason, the Board of Directors may designate a substitute nominee. Omega expects all nominees to be willing and able to serve.

      The Bylaws of Omega require that written nominations for directors to be elected at the annual meeting of shareholders, other than those made by or on behalf of the existing management of Omega, must be in writing, must contain certain information required by the Bylaws and must be delivered or mailed to the President of Omega not less than fourteen days nor more than fifty days preceding the date of the annual meeting.

      On March 18, 1995, Omega's banking subsidiaries, Peoples National Bank of Central Pennsylvania ("Peoples Bank") and The Russell National Bank ("Russell Bank"), merged to form Omega Bank. Any reference below to service with Omega Bank includes service with Omega Bank's predecessors prior to such merger.

      The following table sets forth certain information regarding Omega's nominees for election to the Board of Directors:

                                               Positions with Omega/
                                           Principal Occupation During
  Name of Nominee             Age              the Past Five Years
  ---------------             ---              -------------------

  Robert T. Gentry            52          Director and Executive Vice
                                          President of Omega since 1994;
                                          Director of Penn Central Bancorp and
                                          Penn Central Bank from 1991 to 1994.
                                          Executive Vice President and Chief
                                          Operating Officer of Penn Central
                                          Bancorp from 1991 to 1994; Chairman,
                                          President and Chief Executive Officer
                                          of Penn Central Bank since 1991; Chief
                                          Executive Officer of First Virginia
                                          Bank-Central Maryland from 1985 to
                                          1991.

  Philip E. Gingerich         58          Director of Omega since 1994; Director
                                          of Omega Bank since 1988.
                                          Self-employed real estate
                                          appraiser/consultant.

  David K. Goodman, Sr.       68          Director of Omega since 1994;
                                          Director of Penn Central Bancorp
                                          from 1992 to 1994; Director of
                                          Penn Central Bank since 1987.
                                          Chairman and President of the
                                          Board of D.C. Goodman and Sons,
                                          Inc., a plumbing and heating
                                          contractor.

  D. Stephen Martz            53          Director of Omega since 1994;
                                          President and Chief Operating
                                          Officer of Omega since 1994;
                                          Chairman, President, Chief
                                          Executive Officer and Director
                                          of Penn Central Bancorp from
                                          1985 to 1994; Director of
                                          Hollidaysburg Trust since 1974;
                                          Chairman, President and Chief
                                          Executive Officer of
                                          Hollidaysburg Trust since 1984.

  James W. Powers, Sr.        61          Director of Omega since 1994;
                                          Director of Omega Bank since 1989;
                                          President of Polestar Plastics, Inc.,
                                          a manufacturing company.

  Samuel D. Zeiders, Jr., DDS 70          Director of Omega since 1986; Director
                                          of Omega Bank since 1971; retired
                                          dentist.

      The following table sets forth certain information regarding those directors whose terms will expire at either the 1997 or 1998 annual meeting of shareholders:

      Terms expiring at 1997 annual meeting of shareholders:

                                                Positions with Omega/
                                            Principal Occupation During
         Name of Director       Age             the Past Five Years
         ----------------       ---             -------------------

         Raymond F. Agostinelli 61        Director of Omega Since 1993;
                                          Director of Omega Bank since
                                          1982; President and owner of
                                          McLanahan Drug Store Mgmt. Co.
                                          Inc.

         Merle K. Evey          65        Director of Omega since 1994;
                                          Director of Penn Central Bancorp
                                          from 1985 to 1994; Director of
                                          Hollidaysburg Trust since 1981;
                                          a partner in the law firm of
                                          Evey, Routch, Black, Dorezas and
                                          Magee.

         William E. Henry, O.D. 69        Director of Omega since 1986;
                                          Director of Omega Bank since
                                          1972; self-employed optometrist.

         David B. Lee           58        Chairman of the Board of Omega
                                          since 1989, Chief Executive
                                          Officer of Omega since 1986;
                                          President of Omega from 1986 to
                                          1994; President, Chief Executive
                                          Officer and Director of Omega
                                          Bank since 1977; Director,
                                          President and CEO of Montour
                                          since 1995.

         Don C. Meyer           69        Director of Omega since 1989;
                                          Director of Omega Bank since
                                          1961; President and Owner of
                                          Autoport Motel and Restaurant,
                                          Inc.

Terms expiring at the 1998 annual meeting of shareholders:

                                                Positions with Omega/
                                            Principal Occupation During
         Name of Director       Age             the Past Five Years
         ----------------       ---             -------------------

         George R. Lovette      65        Director of Omega since 1986;
                                          Director of Omega Bank since 1982;
                                          Vice President for Business and
                                          Operations of Pennsylvania State
                                          University until retirement in 1989.

         Robert N. Oliver       62        Director of Omega since 1994;
                                          Director of Penn Central Bancorp
                                          from 1993 to 1994; Director of
                                          Penn Central Bank since 1991;
                                          owner and operator of Oliver
                                          Farms.

         Stanton R. Sheetz      40        Director of Omega since 1994;
                                          Director of Hollidaysburg Trust
                                          since 1986; Executive Vice
                                          President and Director of
                                          Sheetz, Inc. until 1995,
                                          Director, President and Chief
                                          Executive Officer of Sheetz,
                                          Inc. since 1995, retail
                                          convenience stores.

                                                Positions with Omega/
                                            Principal Occupation During
         Name of Director       Age             the Past Five Years
         ----------------       ---             -------------------

         Robert A. Szeyller     57        Director of Omega since 1989;
                                          Director of Omega Bank since 1985;
                                          Managing Director, Pennsylvania
                                          Financial Group, Inc., an insurance,
                                          securities and consulting firm.

      Except as indicated above, each of the nominees or continuing directors has had the same principal occupation for at least five years.


             COMMITTEES OF THE BOARD, ATTENDANCE AND RELATED MATTERS

      In 1995, there were twelve regular board meetings of Omega. The Board of Directors of Omega has established an Audit Committee, Executive Committee and a Compensation Committee. The entire Board serves as the Nominating Committee for Omega. In addition, each of Omega's four subsidiary banks have established various committees of their respective Boards. During 1995, all directors of Omega attended at least 75% of the total number of meetings of the Board of Directors of Omega and of all committees of which they were members.

Executive Committee

      The Board of Directors has appointed an Executive Committee to act on behalf of the Board in the intervals between meetings. The Executive Committee is composed of William E. Henry, Chairman and Messrs. David B. Lee, D. Stephen Martz, David K. Goodman, Sr., Samuel D. Zeiders, Jr., George R. Lovette, Philip
E. Gingerich and Raymond F. Agostinelli. This Committee met once in 1995.

Audit Committee

      The Board of Directors of Omega has appointed a standing Audit Committee consisting of Raymond F. Agostinelli, Chairman, and Messrs. Don C. Meyer, James
W. Powers, Sr., Stanton R. Sheetz, Robert N. Oliver and Samuel D. Zeiders, Jr. The principal duties of the Audit Committee are to meet with the independent certified public accountants of Omega for the purpose of reviewing the scope and results of the annual audit, to review the reports of examination of various regulatory agencies and the replies to these reports. This committee reviews, formulates and approves procedures for the Omega Audit Department. In addition, the Committee reviews and recommends to the Board of Directors the firm to be engaged as Omega's independent public accountants. This committee met five times during 1995.

Omega Compensation Committee

      The Board of Directors of Omega has appointed a standing Compensation Committee consisting of Robert A. Szeyller, Chairman and Messrs. William E. Henry, George R. Lovette, Merle K. Evey, David K. Goodman, Sr. and Don C. Meyer. The report of the Compensation Committee is set forth beginning on page 11.

Director Compensation

      The Board members of Omega are paid $600 for each regular meeting of the Board of Directors attended, along with an annual retainer of $3,000. Members of the Omega Board are not compensated for committee meetings.

      Each director of Omega Bank is paid $350 for attendance at each regular monthly meeting of the Board of Directors and an annual retainer of $1,800. Board members are not compensated for committee meetings.

      Board members of Penn Central Bank are paid $400 for each monthly meeting plus an annual retainer of $1,200 provided at least 75% of the regularly scheduled meetings are attended. Directors are permitted two absences and are not paid for committee meetings.

      Hollidaysburg Trust directors are paid $400 for each monthly meeting plus an annual retainer of $1,200 provided at least 75% of the regularly scheduled meetings are attended. Directors are permitted only one absence and are not paid for committee meetings.

      Montour directors are paid $75 for each meeting attended and $50 for each committee meeting.

      On May 1, 1995, the then existing directors of Omega who were not employees of Omega or any subsidiary, i.e. Messrs. Agostinelli, Evey, Gingerich, Goodman, Henry, Lovette, Meyer, Oliver, Powers, Sheetz, Szeyller and Zeiders, were each automatically granted options to purchase 200 shares of Common Stock at an exercise price of $25.75 per share pursuant to the 1994 Stock Option Plan for Non-Employee Directors. See "Executive Compensation - 1994 Stock Option Plan for Non-Employee Directors.

      Certain directors of Omega and Omega Bank have elected to participate in the Deferred Compensation Plan for Directors. Any director may elect to participate in the Plan by executing a Deferred Compensation Agreement, under the terms of which the participating director waives for a specified period his right to receive the directors' fees to which he would otherwise be entitled in return for an undertaking on the part of Omega to invest those fees and to pay him or his designated beneficiary the amounts so deferred, together with the interest earned on such amounts, over a specified period commencing either at age 62, upon his retirement as a director, or upon his death.

      No director of Omega, or any of its bank subsidiaries, who is also an employee of Omega, or any of its bank subsidiaries, receives director's fees.


                  EXECUTIVE COMPENSATION AND OTHER INFORMATION

                           SUMMARY COMPENSATION TABLE

      The following table reflects information concerning the annual and long term compensation earned by the Chief Executive Officer and the four most highly compensated executive officers of Omega whose annual compensation for 1995 exceeded $100,000 for their services in all capacities during the fiscal years ended December 31, 1995, 1994 and 1993:

                                              Annual             Long-Term
                                          Compensation(1)      Compensation
                                          ---------------      ------------
                                                                  Awards
                                                                  ------
                                                                Securities
                                                                Underlying   All Other
Name and Principal Position       Year    Salary    Bonus(2)    Options(3)   Compensation
---------------------------       ----    ------    --------    ----------   ------------
David B. Lee                      1995    $282,733  $110,546      7,293     $114,656(5)
   Chairman and Chief             1994     253,582    88,000      7,520      113,887
   Executive Officer of           1993     228,827    70,500      7,420       86,260
   Omega; President and
   Chief  Executive Officer
   of Omega Bank; and
        President and Chief
   Executive Officer of
        Montour (4)

D. Stephen Martz                  1995    $170,054  $ 53,134      4,793     $ 16,417(7)
   President and Chief            1994     161,584    42,900      4,815       15,698
   Operating Officer of           1993     129,307    22,195       --         12,885
   Omega; Chairman, President
   and Chief Executive Officer
   of Hollidaysburg Trust (6)



                                       9

                                              Annual             Long-Term
                                          Compensation(1)      Compensation
                                          ---------------      ------------
                                                                  Awards
                                                                  ------
                                                                Securities
                                                                Underlying   All Other
Name and Principal Position       Year    Salary    Bonus(2)    Options(3)   Compensation
---------------------------       ----    ------    --------    ----------   ------------

Daniel L. Warfel                  1995    $144,695  $49,297      4,721       $16,417(8)
   Executive Vice President       1994     133,208   36,400      4,692        14,698
   and Chief Financial            1993     120,785   34,800      4,628        11,360
   Officer of Omega

Charles H. Zendt, Jr.             1995    $129,323  $21,951      4,638       $34,194(9)
   Executive Vice President       1994     122,801   18,700      4,615        33,076
   of Omega Bank           .      1993     116,267   19,000      4,599        25,233

Robert T. Gentry
   Executive Vice President       1995    $128,333  $21,920      3,137        16,324(11)
   of Omega; Chairman,            1994     123,372   17,800      3,130        14,803
   President and Chief            1993     111,267   19,000       --          13,600
   Executive Officer of Penn
   Central Bank (10)


  (1) Does not include the value of perquisites provided to certain executive officers which in the aggregate did not exceed the lesser of $50,000 or 10% of such officer's salary and bonus.

  (2) Represents   the  bonus  paid  in  the  following   year  for  services
      performed in the year listed.

  (3) Represents the total of the number of stock options issued pursuant to Omega's Employee Stock Purchase and Stock Option Plans during the years listed.

  (4) Mr. Lee also served as the President of Omega until the merger with Penn Central Bancorp on January 28, 1994.

  (5) For 1995, consists of $2,276 contributed to Mr. Lee's account in the 401(k) Plan, $14,141 allocated to his account in the ESOP and $98,239 reserved for his account under the Executive Supplemental Income Benefit Plan.

  (6) Mr. Martz also served as Chairman, President and Chief Executive Officer of Penn Central Bancorp until the merger with Omega on January 28, 1994. Compensation for all periods prior to the merger was paid by Penn Central Bancorp and Hollidaysburg Trust.

  (7) For 1995, consists of $2,276 contributed to Mr. Martz's account in the 401(k) Plan and $14,141 allocated to his account in the ESOP.

  (8) For 1995, consists of $2,276 contributed to Mr. Warfel's account in the 401(k) Plan and $14,141 allocated to his account in the ESOP.

  (9) For 1995, consists of $2,310 contributed to Mr. Zendt's account in the 401(k) Plan, $14,141 allocated to his account in the ESOP and $17,743 contributed to his account under his salary continuation agreement.

 (10) Mr. Gentry also served as Executive Vice President and Chief Operating Officer of Penn Central Bancorp until the merger with Omega on January 28, 1994. Compensation for all periods prior to the merger was paid by Penn Central Bancorp and Penn Central Bank.

 (11) For 1995, consists of $2,218 contributed to Mr. Gentry's account in the 401(k) Plan and $14,106 allocated to his account in the ESOP.

                        THE COMPENSATION COMMITTEE REPORT

      The Compensation Committee of the Board of Directors is composed of directors who are not employees of Omega or the Banks and is responsible for developing and making recommendations to the Board with respect to Omega's executive compensation programs. In addition, the Compensation Committee, pursuant to authority delegated by the Board, determines on an annual basis the compensation to be paid to the Chief Executive Officer and each of the other executive officers of Omega.

      The policies of Omega's executive compensation program are to:

1) Provide compensation that will attract and retain superior executive talent;

2) Support the achievement of the goals contained in Omega's annual plan by linking a portion of the executive officer's compensation to the achievement of such goals; and

3) Enhance shareholder value by the use of stock options to further align the interests of the executive officers with those of shareholders.

      The Compensation Committee believes that its executive compensation program provides an overall level of compensation opportunity that is competitive to that offered within the banking community. Actual compensation levels may be greater or less than median competitive levels based on the surveys to which the Compensation Committee subscribes.

      Omega's executive officer compensation program is comprised of base salary, annual cash incentive compensation, long term incentive compensation in the form of stock options, and various benefits generally available to employees of Omega, including employee stock purchase plan options, group medical and life insurance coverage and participation in ESOP, 401(k) and pension plans. In determining the level of base salary, annual incentive compensation and stock options for executive officers, the Compensation Committee reviews the recommendations made by the Chief Executive Officer with respect to subordinate executive officers, consults with an independent executive compensation specialist, reviews surveys of compensation data for comparable banks and bank holding companies and uses its discretion to set compensation for individual executive officers, including the Chief Executive Officer, at levels where, in its judgment, external, internal or individual circumstances warrant.

      Base Salary. Base salary levels for Omega's executive officers are competitively set relative to companies in the banking industry of comparable size within Pennsylvania as well as in the United States. In determining salaries, the Committee also takes into account individual experience and performance of executive officers as it relates to the particular needs of Omega.

      Annual Incentive Compensation. Omega's Executive Incentive Compensation Plan is the Company's annual incentive program for executive officers and key managers. The purpose of this Plan is to provide a direct financial incentive in the form of an annual cash bonus to executives to achieve Omega's annual goals set at the beginning of each fiscal year. In fiscal 1995, the following measures of corporate performance were selected:

1) Percentage change in return on average assets; and
2) Percentage change in Omega's net income compared to the prior fiscal year.

Individual performance may also be taken into account in determining bonus, but no bonus is paid unless a predetermined threshold for return on average assets has been reached. Target bonus awards are set at competitive levels within the banking industry determined by review of the industry surveys discussed above and advice of the compensation consultant.

      Stock Options. The Compensation Committee uses the Stock Option Plan as Omega's long-term incentive plan for executive officers and key managers. The objectives of this Plan are to align the long-term interests of executive officers and shareholders by creating a direct link between executive compensation and shareholder return and to enable executives to develop and maintain a significant long-term equity interest in Omega. The Stock Option Plan authorizes the Compensation Committee to award stock options to officers and key employees. In general under the Plan, options are granted with an exercise price equal to the fair market value of the Common Stock on the date of grant and are exercisable beginning one year after the date of the grant (earlier in the event of a "change in control" as defined in the Plan) up to ten years after the date of grant. Awards are made at a level calculated to be competitive within the banking industry based on reviews of industry surveys and advice of the compensation consultant. Subject to shareholder approval, the Stock Option Plan will be replaced by the 1996 Employee Stock Option Plan, see "Proposal Two - 1996 Employee Stock Option Plan."

      Determination of Compensation of the Chief Executive Officer. Mr. Lee was the Chairman and Chief Executive Officer of Omega and President and Chief Executive Officer of Omega Bank and Montour Bank during 1995. With respect to the base salary granted to Mr. Lee in 1995, the Compensation Committee took into consideration a comparison of base salaries of chief executive officers of peer group companies. Also taken into consideration was the fact that Mr. Lee served as Chief Executive Officer for Omega and Montour Banks and Omega Financial Corporation. The committee reviewed Mr. Lee's performance with respect to corporate goals and objectives such as earnings per share, return on equity, return on assets and non interest expense control. Other subjective criteria such as leadership, community and industry involvement were used in determining his merit increase. At the beginning of 1995, Mr. Lee's base salary was $274,998. Taking into consideration the responsibility as both President and Chief Executive Officer of two banks as well as Chairman of Omega and the effective management of the successful merger with Montour Bank during 1995, effective August 1, 1995 Mr. Lee's base salary was increased by $18,564, representing a 6.75% merit increase. His base salary at the end of the fiscal year was $293,562.

      Mr. Lee's bonus in fiscal 1995 was $110,546. The bonus was determined in accordance with the Executive Incentive Compensation Plan and was based upon attainment of the performance goals established for Omega at the beginning of the year. Options to purchase a total of 6,500 shares of Common Stock were awarded to Mr. Lee during fiscal 1995 based upon the overall performance of the Company, the number of stock options granted to Mr. Lee in 1994 and reviews of the industry surveys discussed above.

      Policy with respect to Section 162(m) of the Internal Revenue Code.
Section 162(m) of the Internal Revenue Code denies a deduction for certain compensation exceeding $1,000,000 paid to the chief executive officer and four other highest paid executive officers excluding (among other things) certain performance based compensation. The Compensation Committee continually evaluates to what extent 162(m) applies to its compensation program. Where appropriate, the Compensation Committee has taken action to reduce the impact of this provision. For example, the 1996 Employee Stock Option Plan is intended to comply with the regulations relating to the performance based exception for stock options. See "PROPOSAL TWO - 1996 EMPLOYEE STOCK OPTION PLAN - Federal Income Tax Consequences - Limitation of Company's Deduction."

Members of the Compensation Committee: Robert Szeyller, Chairman, William E. Henry, George R. Lovette, Don C. Meyer, Merle K. Evey and David K. Goodman, Sr.

Stock Performance Graph

      The following graph illustrates the five-year cumulative total return for Omega's Common Stock as compared to The Nasdaq Stock Market Composite Market Index and The Nasdaq Bank Stock Index, assuming an investment of $100 in each on December 31, 1990 and the reinvestment of all dividends.

    Date           Omega Common Stock    Nasdaq Composite      Nasdaq Bank Stock
                                         Market Index (US          Index (1)
                                          Companies) (1)
--------------------------------------------------------------------------------
  12/31/90           100.000                    100                    100
   1/31/91           100.000                111.086                105.716
   2/28/91           100.000                121.769                117.729
   3/31/91           100.667                129.918                123.719
   4/30/91            99.141                130.741                131.358
   5/31/91            97.616                136.742                136.848
   6/30/91            98.283                128.415                135.667
   7/31/91            96.747                136.017                144.772
   8/31/91            96.747                142.778                154.529
   9/30/91            97.414                143.304                151.736
  10/31/91            97.414                148.057                155.812
  11/30/91            97.414                143.092                151.631
  12/31/91            98.444                160.563                164.092
   1/31/92            98.444                169.954                172.301
   2/29/92           100.007                173.805                181.349
   3/31/92           102.297                165.602                183.980
   4/30/92           132.199                159.436                179.756
   5/31/92           122.756                158.500                192.439
   6/30/92           125.057                160.560                201.123
   7/31/92           125.057                154.283                200.584
   8/31/92           122.683                159.747                205.650
   9/30/92           122.618                154.865                201.907
  10/31/92           127.396                160.622                206.831
  11/30/92           127.077                166.949                211.179
  12/31/92           127.865                180.230                224.945
   1/31/93           146.372                186.867                238.854
   2/28/93           141.324                192.186                248.135
   3/31/93           150.525                185.016                254.000
   4/30/93           150.525                190.372                264.286
   5/31/93           182.659                182.247                253.508
   6/30/93           176.803                193.135                248.381
   7/31/93           176.803                194.028                255.413
   8/31/93           195.503                194.257                264.531
   9/30/93           186.212                204.297                271.577
  10/31/93           167.420                210.382                279.193
  11/30/93           167.420                215.110                275.115
  12/31/93           178.640                208.696                264.092
   1/31/94           182.075                214.512                272.395
   2/28/94           176.922                221.022                276.869
   3/31/94           176.174                218.957                273.389
   4/30/94           176.174                205.489                269.100
   5/31/94           179.629                202.822                277.800
   6/30/94           178.871                203.318                290.466
   7/31/94           180.608                195.885                290.480
   8/31/94           180.608                199.908                294.512
   9/30/94           172.955                212.650                302.037
  10/31/94           178.196                212.104                293.698
  11/30/94           181.690                216.272                284.881
  12/31/94           182.720                209.097                272.990
   1/31/95           175.693                209.687                271.410
   2/28/95           189.748                210.786                280.536
   3/31/95           181.994                221.922                294.257
   4/30/95           187.295                228.493                297.160
   5/31/95           185.528                235.679                305.398
   6/30/95           188.386                241.779                314.688
   7/31/95           193.717                261.362                328.074
   8/31/95           199.049                280.536                343.519
   9/30/95           214.358                286.237                361.935
  10/31/95           214.358                292.821                370.328
  11/30/95           225.075                290.997                376.332
  12/31/95           240.517                297.840                395.680


            (1)   Source:  Center for Research in Securities Prices (CRSP)
                           University of Chicago, Chicago, IL

On April 7, 1992, Omega's Common Stock was listed for trading on The Nasdaq Stock Market under the symbol "OMEF." Prior to that time, the Common Stock was traded over-the-counter.


           COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

      The members of the Compensation Committee during 1995 were: Robert Szeyller, Chairman, William E. Henry, George R. Lovette, Don C. Meyer, Merle K. Evey and David K. Goodman, Sr. No person who served as a member of the Compensation Committee during 1995 was a current or former officer or employee of Omega or the Banks or engaged in certain transactions with Omega or the Banks required to be disclosed by regulations of the Securities and Exchange Commission. Additionally, there were no compensation committee "interlocks" during 1995, which generally means that no executive officer of Omega served as a director or member of the compensation committee of another entity, one of whose executive officers served as a director or member of the Compensation Committee of Omega.


                  SEVERANCE AND SALARY CONTINUATION AGREEMENTS

Severance Agreements

      Omega and certain of the Banks have entered into Severance Agreements with David B. Lee, Daniel L. Warfel, D. Stephen Martz, and Robert T. Gentry each providing for certain severance payments in the event that (i) Omega and/or the Bank (collectively, "Employer" except that in the case of Mr. Warfel, "Employer" shall mean Omega only) terminates such employee's employment without cause or
(ii) such employee terminates his employment with the Employer (a) for any reason, whether with or without cause, at any time within three years after a "change in control of Employer," or (b) due to the fact that, without such employee's consent and whether or not a change in control of Employer has occurred, the nature and scope of his authority with the Employer or the surviving or acquiring person are materially reduced to a level below that which he enjoys on the date of the Severance Agreement, the duties or responsibilities assigned to him are materially inconsistent with that which he has on the date of the Severance Agreement, his then current base annual salary is materially reduced to a level below that which he enjoys on the date of the Severance Agreement or at any time thereafter (whichever may be greater), such employee's position or title with the Employer or the surviving or acquiring person is reduced from his current position or title with the Employer, such employee's principal place of employment with the Employer is changed, in the case of Mr. Lee, to a location greater than 40 miles from his current principal place of employment with the Employer, or, in the case of Mr. Warfel, to a location greater than 40 miles from his current principal place of residence, and in the case of Messrs. Martz and Gentry, to a location greater than 50 miles from his current principal place of employment, or in the case of Messrs. Lee and Warfel if the fringe benefits the Employer provides such employee on the date of the Severance Agreement or at any time thereafter (whichever may be greater) are materially reduced.

      "Cause" is defined in Messrs. Lee's, Martz's and Gentry's agreements as a conviction for any felony, fraud or embezzlement or failure or refusal to comply with the written policies or directives of the Board of the Employer or being guilty of misconduct in connection with the performance of his duties for the Employer and failing to cure such non-compliance or misconduct within 20 days of receiving written notice from the Board of Directors of the Employer; Mr. Warfel's agreement does not define cause.

      A "change in control of Employer" is defined as a change in control of the Employer of a nature that would be required to be reported in response to Item 6(e) of Schedule 14A of Regulation 14A promulgated under the Securities Exchange Act of 1934 (as amended), whether or not the Employer is subject to such reporting requirement. Additionally, a change of control of the Employer is deemed to have occurred if (i) any person other than those persons in control of the Employer on the date of the Severance Agreement, acquires the power, directly or indirectly, to direct the management or policies of the Employer or to vote 25% or more of any class of voting securities of the Employer or (ii) within any period of three consecutive years during the term of the Severance Agreement, individuals who at the beginning of such period constitute the Board of Directors of the Employer cease for any reason to constitute at least a majority thereof.

      The term of each of Messrs. Lee's, Martz's and Gentry's Severance Agreement will end on the earliest of his death or permanent disability, the termination of his employment for cause, mutual agreement, resignation or retirement or upon his reaching age 65, in the case of Mr. Lee, or age 60 in the case of Messrs. Martz and Gentry. Mr. Warfel's Severance Agreement provides for a three year term beginning June 1, 1990, unless terminated earlier as provided in the Agreement, and will continue for successive terms of three years each unless the Omega Board of Directors notifies him during the first year of any three year term that it does not intend to renew the Severance Agreement at the end of the then current three year term. Accordingly, Mr. Warfel's Severance Agreement will continue until at least June 1, 1999.

      In the event that an employee is entitled to severance payments under his Severance Agreement, he will be paid annual compensation for a period of three years (in the case of Messrs. Lee and Warfel), or 5 years (in the case of Messrs. Martz and Gentry) following the date on which his employment is terminated ("Termination Date") at a rate equal to 100% (in the case of Messrs. Lee and Warfel), or 85% and 75% (in the case of Messrs. Martz and Gentry respectively), of his highest annual cash compensation, including cash bonuses, during the three year period ending on the Termination Date. In the case of Messrs. Lee, Martz and Gentry, such amount will be increased on January 1 of each year following the Termination Date based on the increase in the cost of living as measured by the consumer price index.

      In the event that an employee is entitled to severance payments, he will also be entitled to all medical, hospitalization, and life insurance benefits for a period of three years following the Termination Date, in the case of Messrs. Lee and Warfel, or five years, in the case of Messrs. Martz and Gentry, except that, if new employment is accepted by the employee during such period, continuation of such benefits will be offset by coverages provided through the employee's subsequent employer. For a period of one year following the Termination Date, Mr. Lee will be entitled to reimbursement for all reasonable expenses incurred by him in connection with the search for new employment and reimbursement for all reasonable relocation expenses incurred by him in connection with securing such new employment, provided however, that, in each case, such reimbursement will not exceed one-third of his highest annual compensation. Mr. Warfel is entitled to reimbursement for all reasonable relocation expenses incurred by him and not paid by his new employer in securing new employment, provided that such reimbursement will not exceed one-third of his highest annual compensation.

      Messrs. Lee's and Warfel's agreements provide that each of them may require the Employer to maintain a letter of credit in the face amount of three times his current base annual salary on the date of grant plus $50,000 to secure the Employer's obligations under the agreement. Messrs. Lee's and Warfel's agreements provide that the severance payments and benefits to which each may be entitled under their respective Severance Agreements will not be otherwise offset or reduced by any income or earnings received from any other employment or other activity that such employee may engage in during the three year period following the Termination Date. Messrs. Martz's and Gentry's agreements provide that any severance payments and benefits which they may be receiving will terminate immediately upon death or upon his reaching age 60. No terminated employee is required to mitigate his damages. The Severance Agreements also contain provisions restricting each of the employee's right to compete with Employer in certain portions of Pennsylvania for varying periods following the Termination Date.

      Mr. Lee's Severance Agreement also amends his Executive Supplemental Income Plan Agreement ("ESI Agreement") by providing that in the event that the Termination Date occurs after a sale of stock or assets, merger or substantial change in ownership of Omega Bank, Mr. Lee will have the right to defer any retirement benefit to which he is entitled under the ESI Agreement for any period of time until he reaches age 65 and, in such event, solely for the purpose of calculating his annual average compensation in order to determine the benefits payable under the ESI Agreement, Mr. Lee will be deemed to have remained an employee of Omega Bank from the Termination Date until he elects to receive his retirement benefit or reaches age 65, whichever occurs first, and his annual compensation during such period shall be deemed to be equal to his highest annual compensation, as calculated for the purposes of the Severance Agreement, increased as of January 1 of each year following the Termination Date by the cost of living increase as measured by the consumer price index.

Salary Continuation Agreement

      Omega Bank has a non-qualified deferred compensation agreement with Mr. Zendt which provides for monthly benefits to him or on his behalf at a normal retirement age of 65 and has provisions for death and disability benefits. The retirement benefit is a monthly payment of $3,333 for a period of ten years. The disability benefit is a monthly payment of $1,250 for ten years. The death benefit payable to Mr. Zendt's beneficiary is $2,083 per month payable for a period of ten years.

Stock Option Plan (1986)

      Under Omega's Stock Option Plan (1986) (the "Stock Option Plan"), options may be granted for a total of 750,000 shares of Common Stock (subject to appropriate adjustments to reflect changes in the capitalization of Omega). Pursuant to the Stock Option Plan, stock options may be granted which are intended to qualify as incentive stock options under the Internal Revenue Code of 1986, as amended ("Code"), as well as stock options not intended to so qualify. The purpose of the Stock Option Plan is to provide additional incentive to employees of Omega by encouraging them to invest in Omega Common Stock and thereby acquire a proprietary interest in Omega and an increased personal interest in Omega's continued success and progress. All officers and key employees of Omega or any current or future subsidiary are eligible to receive options under the Stock Option Plan.

      The Stock Option Plan is administered by the Compensation Committee ("Committee") which is appointed by the Board. The Committee determines, among other things, which officers and key employees will receive an option or options under the Stock Option Plan, the type of option (incentive or non-qualified, or both) to be granted, the number of shares subject to each option, the rate of option exercisability, and subject to certain limitations, the option price and duration of the option. The Committee has the exclusive right to adopt rules for the administration and interpretation of the Stock Option Plan and the options issued pursuant to the Stock Option Plan. Shares of Common Stock subject to options that terminate unexercised are available for future option granted under the Stock Option Plan. For incentive stock options granted before January 1, 1987, the aggregate fair market value of the stock for which an optionee could have been granted incentive stock options in any calendar year was limited to $100,000 plus any unused limit carryover to such year. For incentive stock options granted after December 31, 1986, the Code provides that the aggregate fair market value of the stock with respect to which incentive stock options are exercisable for the first time by an optionee during any calendar year cannot exceed $100,000 and the excess amount will be treated as non-qualified options.

      The option price for options issued under the Stock Option Plan must be at least equal to 100% of the fair market value of Omega Common Stock as of the date of the grant of the option, as determined by the Committee. Unless terminated earlier by the option's terms, incentive options expire ten years after the date of grant, and non-qualified options expire ten years and ten days after the date of grant. Payment of the option price on exercise of both incentive options and non-qualified options may be made in cash, Omega Common Stock, or a combination of both. Except in the event of a "change in control" (as defined in the Stock Option Plan), no stock option granted under the Stock Option Plan may be exercised in the first year after the date of grant; thereafter, each optionee may exercise up to the total number of optioned shares granted to such optionee.

      If Proposal Two is approved, the 1996 Employee Stock Option Plan will replace the existing Stock Option Plan.

Employee Stock Purchase Plan

      Under Omega's Employee Stock Plan (the "Stock Purchase Plan"), options may be granted for a total of 750,000 shares of Common Stock (subject to appropriate adjustments to reflect changes in the capitalization of Omega). The Stock Purchase Plan is intended to advance the interests of Omega by giving employees of Omega and its subsidiaries a vested interest in the growth and earnings of Omega. The Stock Purchase Plan is administered by the Committee. The Committee is authorized to grant options to purchase Common Stock of Omega to employees of Omega and its subsidiaries. The Committee has discretion as to the total number of options, if any, granted in each year, the rate of exercisability, the price as to which each option is exercisable, and the duration of each option. Shares of Common Stock subject to options which expire unexercised are available for future option grants under the Stock Purchase Plan.

      All options granted under the Stock Purchase Plan expire at such time, not later than five years after the date of grant, as the Committee shall determine; provided, however, that options exercised more than 27 months after the date of grant must be exercised at an option price equal to at least 85% of the fair market value of the shares on the date of exercise. No option may be granted to any person who immediately after the grant would own more than 5% of Omega Common Stock and no option may be granted which, at the date the option is granted, would permit such person's right to purchase stock under the Stock Purchase Plan and all other employee stock purchase plans of Omega and subsidiaries to accrue at a rate exceeding $25,000 of the fair market value of such stock (determined at the time such option is granted) for each year such option is outstanding. Except as noted above, the option price per share must not be less than the lesser of: (a) 85% of the fair market value of the stock on the date of grant, or (b) 85% of the fair market value on the date of exercise.

      If the Committee decides to issue options pursuant to the Stock Purchase Plan, options must be granted to all employees of Omega and its subsidiaries who have been employed for at least one year subject to certain exclusions. When options are granted, each eligible employee will be permitted to elect to purchase the number of whole shares which could be purchased with no more than 25% of his "base salary rate" (as defined) determined as of the date the option is granted. The Committee, in its discretion, may change the maximum percentage of "base salary rate" which may be elected by eligible employees so long as such change applies to all eligible employees. Based on the elections by eligible employees, if the total number of whole shares elected to be purchased exceeds the total number of shares determined by the Committee to be allocated to any date on which options are granted, then each eligible employee will be granted an option for such proportion of the total shares allocated by the Committee as the number of shares elected to be purchased by such eligible employee bears to the total number of shares elected to be purchased by all eligible employees.

Stock Option Grants

      The following information concerning stock options granted for 1995 under the Stock Purchase Plan and the Stock Option Plan to the Chief Executive Officer and the four most highly compensated executive officers of Omega named in the Summary Compensation Table:


                           STOCK OPTION GRANTS IN 1995

                      Number of    Percentage of                              Potential Realizable Value at
                     Securities    Total Options                              Assumed Annual Rates of Stock
                     Underlying   Granted to All                                   Price Appreciation for
                       Options     Employees in    Exercise or   Expiration           Option Term (3)
   Name                Granted         1995        Base Price       Date          0%        5%        10%
   ----              ----------   --------------   -----------   ----------     ------   --------   --------
David B. Lee
     (1)                   793        1.40%       $   28.35      12/31/1999     $2,498   $  3,188   $  4,023
     (2)                 6,500       13.77%           31.50      01/01/2005       N/A     128,766    326,319

D. Stephen Martz
     (1)                   793        1.40%           28.35      12/31/1999      2,498      3,188      4,023
     (2)                 4,000        8.47%           31.50      01/01/2005       N/A      79,241    200,812

Daniel L. Warfel
     (1)                   721        1.26%           28.35      12/31/1999      2,271      2,898      3,658
     (2)                 4,000        8.47%           31.50      01/01/2005       N/A      79,241    200,812

Charles H. Zendt, Jr.
     (1)                   638        1.11%           28.35      12/31/1999      2,010      2,565      3,237
     (2)                 4,000        8.47%           31.50      01/01/2005       N/A      79,241    200,812

Robert. T. Gentry
     (1)                   637        1.11%           28.35      12/31/1999      2,007      2,561      3,232
     (2)                 2,500        5.30%           31.50      01/01/2005       N/A      49,256    125,507

  (1) Granted pursuant to the Employee Stock Purchase Plan. "Exercise or Base Price" column shows the exercise price in effect for the first 27 months after the date of grant. See footnote (3).
  (2) Granted pursuant to the Stock Option Plan.
  (3) Shows the difference between the market value of the Common Stock for which the option may be exercised less the exercise price of the option assuming that the market price of the Common Stock appreciates in value from the date of grant to the end of the option term at annualized rates of 5% and 10%, respectively. The rates of appreciation used in this table are prescribed by regulations of the Securities and Exchange Commission and are not intended to forecast future appreciation of the market value of the Common Stock. Because the Employee Stock Purchase Plan options were granted at 90% of the market price of the Common Stock on the date of grant, the "0%" column shows the market value of the Common Stock for which such options may be exercised as of December 31, 1994 less the exercise price and assumes no appreciation in the value of the Common Stock during the option term. By the terms of the Employee Stock Purchase Plan options, the exercise price of options exercised more than 27 months after the date of grant cannot be less than 90% of the fair market value of Omega's Common Stock on the date of exercise, which provision is reflected in the "5%" and "10%" appreciation columns for such options.


                  AGGREGATED STOCK OPTION EXERCISES DURING 1995
                           AND YEAR-END OPTION VALUES

      Set forth below is information concerning the exercise during 1995 of options granted under the Stock Purchase Plan and Stock Option Plan by the Chief Executive Officer and the five most highly compensated executive officers named in the Summary Compensation Table and the value of unexercised options held by them at the end of 1995:


                                                                    Number of Securities
                                                                   Underlying Unexercised         Value of Unexercised
                                                                         Options at              In-the-Money Options at
                       Shares Acquired      Value Realized(1)         December 31, 1995           December 31, 1995(2)
       Name              On Exercise       On Shares Acquired    Exercisable  Unexercisable    Exercisable  Unexercisable
       ----              -----------       ------------------    -----------  -------------    -----------  -------------
David B. Lee               7,440               $102,822             41,133        6,500          $493,903         -0-
D. Stephen Martz             -0-                    -0-              5,608        4,000            38,200         -0-
Daniel L. Warfel             628                  5,307             24,653        4,000           294,267         -0-
Charles H. Zendt, Jr.      5,472                 73,428             27,180        4,000           338,020         -0-
Robert T. Gentry             -0-                    -0-              3,767        2,500            25,460         -0-


  (1) Represents the difference between the market price (bid price) of the Common Stock on the date of exercise and the exercise price of the options multiplied by the number of options exercised.
  (2) Represents the difference between $31.50, the market price (bid price) of the Common Stock on December 31, 1995, and the exercise price of the options multiplied by the number of options held.

1994 Stock Option Plan for Non-Employee Directors

      In March, 1994, the Board of Directors adopted, and in April 1995, the shareholders approved, the 1994 Stock Option Plan for Non-Employee Directors (the "Director Plan"). The purpose of the Director Plan is to provide additional incentive to members of the Board of Directors of Omega who are not also employees of Omega or any subsidiary corporation by encouraging them to invest in Omega's Common Stock and thereby acquire a further proprietary interest in Omega and an increased personal interest in Omega's continued success and progress.

      Each person who was, as of May 1, 1994, a director of Omega, and who was not as of such date an employee of Omega or any subsidiary corporation, was, as of May 1, 1994, automatically granted an option to purchase 200 shares of Omega's Common Stock. Each person who was not a director of Omega as of May 1, 1994, and is not an employee of Omega or any subsidiary corporation and who on or after May 1, 1994 is first elected or appointed as a director of Omega, shall as of the date of such election or appointment, automatically be granted an option to purchase a prorated number of shares of Omega's Common Stock (not to exceed 200 shares). On May 1, 1995 and on each May 1st thereafter (each, an "anniversary date") and provided a person described in the two preceding sentences continues to be a non-employee director on such anniversary date, such person shall automatically be granted on each such anniversary date an option to purchase 200 shares of Omega's Common Stock or such lower number of shares as shall be equal to the number of shares as shall then be available (if any) for grant under the Director Plan divided by the number of persons who are to receive an option on such anniversary date.

      The Director Plan is administered by the Board of Directors of Omega, including non-employee directors. Under the Director Plan, the Board has the right to adopt such rules for the conduct of its business and the administration of the Director Plan as it considers desirable. The Board of Directors has the exclusive right to construe the Director Plan and the options issued pursuant to it, to correct defects and omissions and to reconcile inconsistencies to the extent necessary to effectuate the purpose of the Director Plan and the options issued pursuant to it.

      The aggregate number of shares which may be issued upon the exercise of options under the Director Plan is 20,000 shares of Omega Common Stock. In the event of any change in the capitalization of Omega, such as by stock dividend, stock split or what the Board of Directors deems in its sole discretion to be similar circumstances, the aggregate number and kind of shares which may be issued under the Director Plan will be appropriately adjusted in a manner determined in the sole discretion of the Board of Directors. Reacquired shares of Omega's Common Stock, as well as unissued shares, may be used for the purpose of the Director Plan. Common Stock of Omega subject to options which have terminated unexercised, either in whole or in part, will be available for future options granted under the Director Plan.

      The option price for options issued under the Director Plan will be equal to the fair market value of Omega Common Stock on the date of grant. Fair market value shall mean the last reported sale price of Omega's Common Stock as reported on the Nasdaq National Market System as of the date of grant. Payment of the option price on exercise of options granted under the Director Plan may be made in (a) cash, (b) (unless prohibited by the Board of Directors) Omega

Common Stock which will be valued by the Secretary of Omega at its fair market value or (c) (unless prohibited by the Board of Directors) any combination of cash and Common Stock of Omega valued as provided in clause (b).

      Options granted pursuant to the Director Plan may be exercised in whole, or from time to time in part, beginning on the earlier to occur of (i) one year after the date of their grant or (ii) a "change in control" of Omega, as such term is defined in the Director Plan. Unless terminated earlier by the option's terms, options granted under the Director Plan will expire ten years after the date they are granted. Options terminate one year after the optionee ceases to be a director of Omega (whether by resignation, removal, failure to be reelected or otherwise, and regardless of whether the failure to continue as a director was for cause or otherwise) except that the options will terminate one year after the optionee ceases to be a director due to death, disability or mandatory retirement at age 70, but in all events not later than ten years after the date of option grant. Options granted pursuant to the Director Plan are not transferable, except by will or the laws of descent and distribution in the event of death. During an optionee's lifetime, the option is exercisable only by the optionee, including, for this purpose, the optionee's legal guardian or custodian in the event of disability. Options may not be granted pursuant to the Director Plan after the expiration of ten years from and after the adoption of the Director Plan by Omega's shareholders at the 1994 Annual Meeting.


                          OTHER EMPLOYEE BENEFIT PLANS

Omega Financial Corporation Retirement Plan

      The Omega Financial Corporation Defined Benefit Pension Plan ("Retirement Plan") provides for monthly benefits to or on behalf of each covered employee at the normal retirement age of 65. During 1994, the Retirement Plan was frozen with no further accrual of benefits. The Retirement Plan was terminated effective October 31, 1995. Omega will distribute to all participants in the Plan their accrued benefit derived from Omega's contributions to the Plan. The amount to be paid to participants in the Plan, including the amount to be paid to each of the executive officers named in the summary compensation table, has not yet been determined.

Peoples Executive Supplemental Income Benefit Plan

      In September, 1984, the Board of Directors of Peoples Bank (now Omega
Bank) adopted a nonqualified Executive Supplemental Income Benefit Plan ("ESI Plan") effective as of January 1, 1984. The ESI Plan is an unfunded plan which provides death benefits and supplemental retirement benefits for David B. Lee and four retired participants.

      Under the ESI Plan, Omega Bank enters into individual agreements with participants. The agreements provide for annual payments to the participant's designated beneficiary for a specified period of years following the participant's death. The ESI Plan also provides for supplemental retirement benefits for a participant who has attained age 65 and who has remained in the continuous employment of Omega Bank (or its predecessor) until his retirement; however, in the case of the sale of the stock or assets, merger or substantial change in the ownership of Omega Bank, continuous employment of the participant is required only until the date the participant voluntarily terminates his employment or is discharged by the Bank without "just cause."

      Under the supplemental retirement provisions, participants are eligible for supplemental benefits of up to 75% of the participant's final average salary. Those supplemental retirement benefits are subject to reduction for social security benefits and benefits received under the Omega Retirement Plan. Subject to the approval of Omega Bank Board of Directors, a participant can elect early retirement at age 55; however, a participant can elect early retirement without Board approval at age 55 if there is a sale of the stock or assets, merger, or substantial change in ownership of Omega Bank. The retirement benefits payable to a participant who has elected early retirement will be actuarially reduced.

      In 1988, Peoples Bank terminated the ESI Plan for all participants except the four retired participants and David B. Lee. Based on current estimates of Mr. Lee's final average salary, his estimated monthly ESI Plan benefit would be approximately $11,180 per month payable for a period of 15 years beginning at age 65. In the event that Mr. Lee should die prior to retirement, his beneficiaries would receive $8,166 per month for the first year following his death, $6,125 per month for the next four years, and $4,083 per month for the next ten years.

Omega Executive Incentive Compensation Plan

      The Russell Bank Executive Incentive Compensation Plan was discontinued in 1987 and a new Executive Incentive Compensation Plan ("EIC Plan") for Omega was implemented. The purpose of this plan is to motivate key management level employees by rewarding performance which exceeds normal expectations. The EIC Plan is administered by the Omega Compensation Committee which designates permanent and special participants in the EIC Plan. Individuals are selected by the Omega Compensation Committee based on their responsibilities and value to Omega, and once selected generally remain a participant as long as the level of responsibility is not significantly reduced. In addition, other employees may from time to time be selected by the management of Omega as special participants in the EIC Plan in any given plan year based upon outstanding individual contribution to Omega.

      Awards to the permanent participants under the EIC Plan are based on pre-determined performance goals which are established by the Compensation Committee each year and are based upon such standards as change in return on average assets and net income. Awards to such special participants are made from a special bonus pool established each year not to exceed 25% of the amount awarded in any EIC Plan Year to the permanent participants as a group. Awards are paid to the participants in the first quarter following the end of each year. During 1995, awards were made to Messrs. D. B. Lee, D. S. Martz, D. L. Warfel, R. T. Gentry, and C. H. Zendt, Jr. based upon results achieved during the year ended December 31, 1995 and are included in the preceding Summary Compensation Table.


                              CERTAIN TRANSACTIONS

      Through its bank subsidiaries, Omega has had, and expects to continue to have, loan and other banking transactions (including, but not limited to, checking accounts and savings and time deposits) with certain of its directors, nominees for director, officers, certain of their immediate family members and certain corporations or organizations with which they are affiliated. All such loan and other banking transactions (i) were made in the ordinary course of business, (ii) were made on substantially the same terms, including interest rates and collateral, as those prevailing at the time for comparable transactions with other persons, and (iii) did not involve more than the normal risk of collectibility or present other unfavorable features.


                                  PROPOSAL TWO
                         1996 EMPLOYEE STOCK OPTION PLAN

      In March 1996, the Board of Directors of Omega adopted the 1996 Employee Stock Option Plan (the "1996 Plan"), subject to approval by the shareholders of Omega. The 1996 Plan will replace the Stock Option Plan (1986) which expires in October 1996. Pursuant to the 1996 Plan, stock options may be granted which qualify under the Code as incentive stock options as well as stock options that do not qualify as incentive stock options or are designated as not intended to so qualify. All officers and key employees of Omega or any current or future subsidiary corporation are eligible to receive options under the 1996 Plan.

      The Board of Directors recommends that the 1996 Plan be approved because it believes that the 1996 Plan will advance the interest of Omega and its shareholders by strengthening Omega's ability to attract, retain and motivate officers and key employees.

      Set forth below is a summary of the provisions of the 1996 Plan. This summary is qualified and amplified in its entirety by the detailed provisions of the text of the actual 1996 Plan set forth as Exhibit A to this Proxy Statement, all of which are incorporated herein.

Purpose

      The purpose of the 1996 Plan is to provide additional incentive to employees of Omega by encouraging them to invest in Omega's Common Stock and thereby acquire a proprietary interest in Omega and an increased personal interest in Omega's continued success and progress.

Administration

      The 1996 Plan will be administered by the Compensation Committee ("Committee") which is appointed by the Board of Directors and consists only of Directors who are not eligible to receive options under the 1996 Plan. The Committee determines, among other things, which officers and key employees receive an option or options under the 1996 Plan, the type of option (incentive stock options or non-qualified stock options, or both) to be granted, the number of shares subject to each option, the rate of option exercisability, and, subject to certain other provisions to be discussed below, the option price and duration of the option.

      The Committee may, in its discretion, amend or supplement any of the option terms hereafter described, provided that if an incentive option is granted under the 1996 Plan, the option as amended or supplemented continues to be an incentive stock option.

Aggregate Number of Shares

      The aggregate number of shares which may be issued upon the exercise of options under the 1996 Plan is 1,000,000 shares of Common Stock. In the event of any change in the capitalization of Omega, such as by stock dividend, stock split or what the Board of Directors deems in its sole discretion to be similar circumstances, the aggregate number and kind of shares which may be issued under the 1996 Plan will be appropriately adjusted in a manner determined in the sole discretion of the Board of Directors. Reacquired shares of Omega's Common Stock, as well as unissued shares, may be used for the purpose of the 1996 Plan. Common Stock of Omega subject to options which have terminated unexercised, either in whole or in part, will be available for future options granted under the 1996 Plan.

Option Price

      The option price for incentive stock options issued under the 1996 Plan must be at least equal to 100% of the fair market value of the Common Stock as of the date the option is granted. The fair market value is determined by the Committee. The option price for non-qualified stock options issued under the 1996 Plan may, in the discretion of the Compensation Committee, be at less than the fair market value of the Common Stock as of the date the option is granted.

Payment

      Payment of the option price on exercise of options granted under the 1996 Plan may be made in (a) cash and includes cash received from a stock brokerage firm in a so-called "cashless exercise," (b) (unless prohibited by the Board of Directors) Omega Common Stock which will be valued by the Secretary of Omega at its fair market value or (c) (unless prohibited by the Board of Directors) any combination of cash and Common Stock of Omega valued as provided in clause (b).

      Under the terms of the 1996 Plan, the Board has interpreted the provision of the 1996 Plan which allows payment of the option price in Common Stock of Omega to permit the "pyramiding" of shares in successive exercises. Thus, an optionee could initially exercise an option in part, acquiring a small number of shares of Common Stock, and immediately thereafter effect further exercises of the option, using the Common Stock acquired upon earlier exercises to pay for an increasingly greater number of shares received on each successive exercise. This procedure could permit an optionee to pay the option price by using a single share of Common Stock or a small number of shares of Common Stock and to acquire a number of shares of Common Stock having an aggregate fair market value equal to the excess of (a) the fair market value (as determined above) of all shares to which the option relates over (b) the aggregate exercise price under the option. A vote in favor of Proposal Two is also a vote in favor of this interpretation.

Exercisability

      Except as otherwise described below, none of the options granted under the 1996 Plan may be exercised during the first year after the date granted. Thereafter, each optionee may exercise up to 100% of the option. In the event of a "change in control" of Omega, as defined in the 1996 Plan, each optionee may exercise the total number of shares then subject to the option. Consequently, the approval of the 1996 Plan may be deemed to have certain "anti-takeover" and "anti-greenmail" effects. The Committee has the authority to provide for a different rate of option exercisability for any optionee.

Option Expiration and Termination

      Unless terminated earlier by the option's terms, incentive stock options expire ten years after the date they are granted and non-qualified stock options expire ten years and ten days after the date they are granted.

      Options terminate three months (but not later than the scheduled termination date) after the date on which employment is terminated (whether such termination be voluntary or involuntary) other than by reason of retirement at age 65 (or such earlier retirement age as may be approved by the Compensation Committee), death or disability. The option terminates one year from the date of termination of employment due to retirement, death or disability (but not later than the scheduled termination date).

Non-Transferability

      Options granted pursuant to the 1996 Plan are not transferable, except by Will or the laws of descent and distribution in the event of death. During an optionee's lifetime, the option is exercisable only by the optionee, including, for this purpose, the optionee's legal guardian or custodian in the event of disability.

Amendment or Termination; Plan Expiration

      Omega's Board of Directors has the right at any time, and from time to time, to amend, supplement, suspend or terminate the 1996 Plan, without shareholder approval, except to the extent that shareholder approval of the 1996 Plan amendment or supplement is required by the Code to permit the granting of incentive stock options under the 1996 Plan. Any such action will not affect options previously granted. If the Board of Directors voluntarily submits a proposed amendment, supplement, suspension or termination for shareholder approval, such submission will not require any future amendments, supplements, suspensions or terminations (whether or not relating to the same provision or subject matter) to be similarly submitted for shareholder approval. Options may not be granted under the 1996 Plan after March 26, 2006.

Option Grants

      As of April 1, 1996, no options had been granted under the 1996 Plan.

      The following table sets forth information concerning options granted to date under Omega's Stock Option Plan (1986), including options which have been exercised:

                                           Total         Weighted Average
               Name                   Options Granted      Exercise Price
               ----                   ---------------      --------------
David B. Lee.....................          57,400              $19.88
D. Stephen Martz.................           8,000               28.00
Daniel L. Warfel.................          34,800               19.94
Charles H. Zendt.................          34,800               19.94
Robert T. Gentry.................           5,000               28.00
All Executive Officers and                170,305               20.61
   Directors as a Group..........
All Employees, other than                 136,449               20.73
Executive Officers and Directors,
as a Group.......................

      On March 1, 1996, the last sale price of Omega's Common Stock was $33.50.

Federal Income Tax Consequences

      THE FOLLOWING INFORMATION IS NOT INTENDED TO BE A COMPLETE DISCUSSION OF THE FEDERAL INCOME TAX CONSEQUENCES OF PARTICIPATION IN THE 1996 PLAN AND IS QUALIFIED IN ITS ENTIRETY BY REFERENCE TO THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE "CODE"), AND THE REGULATIONS ADOPTED PURSUANT THERETO. THE PROVISIONS OF THE CODE DESCRIBED IN THIS SECTION INCLUDE CURRENT TAX LAW ONLY AND DO NOT REFLECT ANY PROPOSALS TO REVISE CURRENT TAX LAW.

Incentive Stock Options

      Generally, under the Code, an optionee will not realize taxable income by reason of the grant or the exercise of an incentive stock option ("Incentive Option") (see, however, discussion of Alternative Minimum Tax below). If an optionee exercises an Incentive Option and does not dispose of the shares until the later of (i) two years from the date the option was granted and (ii) one year from the date of exercise, the entire gain, if any, realized upon disposition of such shares will be taxable to the optionee as long-term capital gain, and Omega will not be entitled to any deduction. If an optionee disposes of the shares within the period of two years from the date of grant or one year from the date of exercise (a "disqualifying disposition"), the optionee generally will realize ordinary income in the year of disposition and Omega will receive a corresponding deduction, in an amount equal to the excess of (1) the lesser of (a) the amount, if any, realized on the disposition and (b) the fair market value of the shares on the date the option was exercised (or such later date, if applicable, as described below in "Non-Qualified Options", if the optionee is a "16(b) Person" who has not made an "83(b) Election," as such terms are defined in "Non-Qualified Options" below) over (2) the option price. Any additional gain realized on the disposition will be long-term or short-term capital gain and any loss will be long-term or short-term capital loss. The optionee will be considered to have disposed of a share if he sells, exchanges, makes a gift of or transfers legal title to the share (except transfers, among others, by pledge, on death or to spouses). If the disposition is by sale or exchange, the optionee's tax basis will equal the amount paid for the share plus any ordinary income realized as a result of the disqualifying disposition.

      The exercise of an Incentive Option may subject the optionee to the alternative minimum tax. The amount by which the fair market value of the shares purchased at the time of the exercise (or such later date, if applicable, as described below in "Non-Qualified Options", if the optionee is a 16(b) Person who has not made an 83(b) Election) exceeds the option exercise price is an adjustment for purposes of computing the so-called alternative minimum tax. In the event of a disqualifying disposition of the shares in the same taxable year as exercise of the Incentive Option, no adjustment is then required for purposes of the alternative minimum tax, but regular income tax, as described above, may result from such disqualifying disposition. Effective January 1, 1994, the Revenue Reconciliation Act of 1994 replaced the 24% alternative minimum tax rate on individuals with a two-tier alternative minimum tax rate having an initial rate of 26% and a second-tier rate of 28% on alternative minimum taxable income over $175,000.

      An optionee who surrenders shares as payment of the exercise price of his Incentive Option generally will not recognize gain or loss on his surrender of such shares. The surrender of shares previously acquired upon exercise of an Incentive Option in payment of the exercise price of another Incentive Option, is, however, a "disposition" of such stock. If the incentive stock option holding period requirements described above have not been satisfied with respect to such stock, such disposition will be a disqualifying disposition that may cause the optionee to recognize ordinary income as discussed above.

      Under the Code, all of the shares received by an optionee upon exercise of an Incentive Option by surrendering shares will be subject to the incentive stock option holding period requirements. Of those shares, a number of shares (the "Exchange Shares") equal to the number of shares surrendered by the optionee will have the same tax basis for capital gains purposes (increased by any ordinary income recognized as a result of any disqualifying disposition of the surrendered shares if they were incentive stock option shares) and the same capital gains holding period as the shares surrendered. For purposes of determining ordinary income upon a subsequent disqualifying disposition of the Exchange Shares, the amount paid for such shares will be deemed to be the fair market value of the shares surrendered. The balance of the shares received by the optionee will have a tax basis (and a deemed purchase price) of zero and a capital gains holding period beginning on the date of exercise. The Incentive Stock Option holding period for all shares will be the same as if the option had been exercised for cash.

Non-Qualified Options

      Generally, there will be no federal income tax consequences to either the optionee or Omega on the grant of Non-Qualified Options granted pursuant to the 1996 Plan. On the exercise of a Non-Qualified Option, the optionee (except as described below) has taxable ordinary income equal to the excess of the fair market value of the shares acquired on the exercise date over the option price of the shares. Omega will be entitled to a federal income tax deduction (subject to the limitations contained in Section 162) in an amount equal to such excess. However, special rules apply where stock is registered under the Exchange Act and the optionee is an officer, director or 10% or greater shareholder of Omega subject to potential liability under Section 16(b) of the Securities Exchange Act of 1934 ("Exchange Act") for so-called "short-swing" profits (a "16(b) Person") in connection with certain purchases and sales, or sales and purchases, of Omega's stock within a period of six months.

      Under SEC rules promulgated under Section 16(b) of the Exchange Act, the grant of an option, not its exercise, is treated as a "purchase" for Section 16(b) purposes. If such grant is made pursuant to a plan qualifying under the SEC rules and six months elapse between the grant of the option and the sale of the shares received upon the exercise thereof, such grant will be exempt from
Section 16(b). With respect to the exercise of a Non-Qualified Option, if a 16(b) Person has not purchased or acquired shares of Common Stock within the six month period prior to the exercise date (other than purchases or acquisitions exempt from Section 16(b)), the 16(b) Person will be required to recognize ordinary income (i) six months after the date of grant (in the event of exercise within six months of the date of grant) or (ii) the date of exercise (in the event of exercise after six months from the date of grant). The timing of income recognition with respect to a 16(b) Person who exercises a Non-Qualified Option within six months of a prior non-exempt purchase or acquisition of Common Stock is uncertain. It is possible that the Internal Revenue Service will take the position that, despite the prior non-exempt purchase or acquisition, the 16(b) Person recognizes income on the date of exercise rather than the date which is six months following the date of such prior non-exempt purchase or acquisition. A 16(b) Person can be certain of recognizing income on the exercise date by making an election not later than 30 days following the exercise date to have the income determined as of the date of exercise (an "83(b) Election"), in which case Omega's deduction will also be determined as of the exercise date.

      Upon the sale of stock acquired by exercise of a Non-Qualified Option, optionees will realize long-term or short-term capital gain or loss depending upon their holding period for such stock. Under current law, net capital gains (net long term capital gain less net short term capital loss) is subject to a maximum rate of 28%. Capital losses are deductible only to the extent of capital gains for the year plus $3,000 for individuals.

      An optionee who surrenders shares in payment of the exercise price of a Non-Qualified Option will not recognize gain or loss with respect to the shares so delivered unless such shares were acquired pursuant to the exercise of an Incentive Option and the delivery of such shares is a disqualifying disposition. See "Federal Income Tax Consequences - Incentive Stock Options". The optionee will recognize ordinary income on the exercise of the Non-Qualified Option as described above. Of the shares received in such an exchange, that number of shares equal to the number of shares surrendered will have the same tax basis and capital gains holding period as the shares surrendered. The balance of the shares received will have a tax basis equal to their fair market value on the date of exercise and the capital gains holding period will begin on the date of exercise (or such later date, as described above, if the optionee is a 16(b) Person who has not made an 83(b) Election, and such later date is applicable).

Limitation on Company's Deduction

      Section 162(m) of the Code will generally limit to $1.0 million Omega's federal income tax deduction for compensation paid in any year to its chief executive officer and its four highest paid executive officers, to the extent that such compensation is not "performance based." Under Treasury regulations, and subject to certain transition rules, a stock option will, in general, qualify as "performance based" compensation if it (i) has an exercise price of not less than the fair market value of the underlying stock on the date of grant, (ii) is granted under a plan that limits the number of shares for which options may be granted to an employee during a specified period, which plan is approved by a majority of the shareholders entitled to vote thereon, and (iii) is granted by a compensation committee consisting solely of at least two independent directors. The terms of the 1996 Plan and the composition of the committee are intended to comply with these regulations relating to stock options. If a stock option to an executive referred to above is not "performance based," the amount that would otherwise be deductible by Omega in respect of such stock option will be disallowed to the extent that the executive's aggregate non-performance based compensation paid in the relevant year exceeds $1.0 million.

Reasons for Shareholder Approval

      There are three reasons for seeking shareholder approval of the proposed 1996 Plan. One is to satisfy a NASD bylaw that requires companies whose shares are reported on the Nasdaq National Market to obtain shareholder approval of stock plans for directors, officers or key employees. The second reason is to satisfy requirements of the Code which require shareholder approval of the 1996 Plan to permit options granted to qualify as incentive stock options to the extent so designated and to permit the 1996 Plan to meet the requirements of
Section 162(m) of the Code applicable to performance-based compensation. The final reason is to satisfy the requirements of Rule 16b-3 under the Exchange Act, which include shareholder approval. If the requirements of Rule 16b-3 are satisfied, then neither the grant of an option under the 1996 Plan, nor, subject to certain conditions, the transfer of shares to pay an option price under the 1996 Plan, will trigger the provisions of Section 16(b) of the Exchange Act regarding "short-swing" profits.


                         INDEPENDENT PUBLIC ACCOUNTANTS

      The accounting firm of Arthur Andersen LLP acted as Omega's independent public accountant for the 1995 fiscal year and has been selected to act as Omega's independent public accountant for the 1996 fiscal year. A representative of Arthur Andersen LLP is expected to be present at the Annual Shareholders' Meeting and to have the opportunity to make a statement, if he desires to do so, and is expected to be available to respond to appropriate questions.


                              SHAREHOLDER PROPOSALS

      Shareholder proposals regarding the 1997 Annual Meeting of Shareholders must be submitted to Omega by December 2, 1996 for inclusion in Omega's Proxy Statement.


                     ANNUAL REPORT AND FINANCIAL STATEMENTS

      This Proxy Statement is accompanied by Omega's Annual Report to Shareholders for the year ended December 31, 1995.

      EACH PERSON SOLICITED HEREUNDER CAN OBTAIN A COPY OF OMEGA'S ANNUAL REPORT ON FORM 10-K FOR THE YEAR ENDED DECEMBER 31, 1995 AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION, WITHOUT CHARGE EXCEPT FOR EXHIBITS TO THE REPORT, BY SENDING A WRITTEN REQUEST TO:

                        Corporate Secretary
                        Omega Financial Corporation
                        P. O. Box 619
                        State College, PA 16804-0619

      A COPY OF THE REQUIRED ANNUAL FINANCIAL DISCLOSURES FOR EACH BANK SUBSIDIARY WILL ALSO BE PROVIDED, WITHOUT CHARGE, UPON WRITTEN REQUEST TO:

                        Corporate Secretary
                        Omega Financial Corporation
                        P. O. Box 619
                        State College, PA 16804-0619

                                   Appendix A

                           Omega Financial Corporation

                         1996 EMPLOYEE STOCK OPTION PLAN


      1.    Purpose of Plan

            The purpose of the 1996 Employee Stock Option Plan (the "Plan") is to provide additional incentive to officers and other key employees of Omega Financial Corporation ("Omega") and each present or future parent or subsidiary corporation by encouraging them to invest in shares of Omega's common stock, $5.00 par value ("Common Stock"), and thereby acquire a proprietary interest in Omega and an increased personal interest in Omega's continued success and progress, to the mutual benefit of officers, employees and shareholders.

      2.    Aggregate Number of Shares

            1,000,000 shares of Omega's Common Stock shall be the aggregate number of shares which may be issued under this Plan. Notwithstanding the foregoing, in the event of any change in the outstanding shares of the Common Stock of Omega by reason of a stock dividend, stock split, combination of shares, recapitalization, merger, consolidation, transfer of assets, reorganization, conversion or what the Compensation Committee (defined in Section 4(a)), deems in its sole discretion to be similar circumstances, the aggregate number and kind of shares which may be issued under this Plan shall be appropriately adjusted in a manner determined in the sole discretion of the Compensation Committee. Reacquired shares of Omega's Common Stock, as well as unissued shares, may be used for the purpose of this Plan. Common Stock of Omega subject to options which have terminated unexercised, either in whole or in part, shall be available for future options granted under this Plan.

      3.    Class of Persons Eligible to Receive Options; Limitations

            All officers and key employees of Omega and of any present or future Omega parent or subsidiary corporation are eligible to receive an option or options under this Plan. The individuals who shall, in fact, receive an option or options shall be selected by the Compensation Committee, in its sole discretion, except as otherwise specified in Section 4 hereof. During the term of this Plan, no optionee under this Plan shall be entitled to be granted options to purchase shares of Omega's Common Stock in excess of the total number of shares set forth in Section 2 of this Plan (as adjusted pursuant to Section
2).

      4.    Administration of Plan

            (a) This Plan shall be administered by the Compensation Committee ("Committee") appointed by Omega's Board of Directors. The Committee shall consist of a minimum of two and a maximum of seven members of the Board of Directors, each of whom shall be a "disinterested person" within the meaning of Rule 16b-3(c)(2)(i) under the Securities Exchange Act of 1934, as amended, or any future corresponding rule. The Committee shall, in addition to its other authority and subject to the provisions of this Plan, determine which individuals shall in fact be granted an option or options, whether the option shall be an Incentive Stock Option or a Non-Qualified Stock Option (as such terms are defined in Section 5(a)), the number of shares to be subject to each of the options, the time or times at which the options shall be granted, the rate of option exercisability, and, subject to Section 5 hereof, the price at which each of the options is exercisable and the duration of the option.

            (b) The Committee shall adopt such rules for the conduct of its business and administration of this Plan as it considers desirable. A majority of the members of the Committee shall constitute a quorum for all purposes. The vote or written consent of a majority of the members of the Committee on a particular matter shall constitute the act of the Committee on such matter. The Committee shall have the right to construe the Plan and the options issued pursuant to it, to correct defects and omissions and to reconcile inconsistencies to the extent necessary to effectuate the Plan and the options issued pursuant to it, and such action shall be final, binding and conclusive upon all parties concerned. No member of the Committee or the Board of Directors shall be liable for any act or omission (whether or not negligent) taken or omitted in good faith, or for the exercise of an authority or discretion granted in connection with the Plan to a Committee or the Board of Directors, or for the acts or omissions of any other members of a Committee or the Board of Directors. Subject to the numerical limitations on Committee membership set forth in Section 4(a) hereof, the Board of Directors may at any time appoint additional members of the Committee and may at any time remove any member of the Committee with or without cause. Vacancies in the Committee, however caused, may be filled by the Board of Directors, if it so desires.

      5.    Incentive Stock Options and Non-Qualified Stock Options

            (a) Options issued pursuant to this Plan may be either Incentive Stock Options granted pursuant to Section 5(b) hereof or Non-Qualified Stock Options granted pursuant to Section 5(c) hereof, as determined by the Committee. An "Incentive Stock Option" is an option which satisfies all of the requirements of Section 422 of the Internal Revenue Code of 1986, as amended (the "Code") and the regulations thereunder, and a "Non-Qualified Stock Option" is an option which either does not satisfy all of those requirements or the terms of the option provide that it will not be treated as an Incentive Stock Option. The Committee may grant both an Incentive Stock Option and a Non-Qualified Stock Option to the same person, or more than one of each type of option to the same person. The option price for Incentive Stock Options issued under this Plan shall be equal at least to the fair market value (as defined below) of Omega's Common Stock on the date of the grant of the option. The option price for Non-Qualified Stock Options issued under this Plan may, in the sole discretion of the Compensation Committee, be less than the fair market value of Omega's Common Stock on the date of the grant of the option. The fair market value of Omega's Common Stock on any particular date shall mean it's fair market value as of such date as determined by the Committee in accordance with it's interpretation of the requirements of Section 422 of the Code and the regulations thereunder.

            (b) Subject to the authority of the Committee set forth in Section 4(a) hereof, Incentive Stock Options issued pursuant to this Plan shall be issued substantially in the form set forth in Appendix I hereof, which form is hereby incorporated by reference and made a part hereof, and shall contain substantially the terms and conditions set forth therein. Incentive Stock Options shall not be exercisable after the expiration of ten years from the date such options are granted, unless terminated earlier under the terms of the option. At the time of the grant of an Incentive Stock Option hereunder, the Committee may, in its discretion, amend or supplement any of the option terms contained in Appendix I for any particular optionee, provided that the option as amended or supplemented satisfies the requirements of Section 422 of the Code and the regulations thereunder. Each of the options granted pursuant to this
Section 5(b) is intended, if possible, to be an "Incentive Stock Option" as that term is defined in Section 422 of the Code and the regulations thereunder. In the event this Plan or any option granted pursuant to this Section 5(b) is in any way inconsistent with the applicable legal requirements of the Code or the regulations thereunder for an Incentive Stock Option, this Plan and such option shall be deemed automatically amended as of the date hereof to conform to such legal requirements, if such conformity may be achieved by amendment.

            (c) Subject to the authority of the Committee set forth in Section 4(a) hereof, Non-Qualified Stock Options issued pursuant to this Plan shall be issued substantially in the form set forth in Appendix II hereof, which form is hereby incorporated by reference and made a part hereof, and shall contain substantially the terms and conditions set forth therein. Non-Qualified Stock Options shall expire ten years and 10 days after the date they are granted, unless terminated earlier under the option terms. At the time of granting a Non-Qualified Stock Option hereunder, the Committee may, in its discretion, amend or supplement any of the option terms contained in Appendix II for any particular optionee.

            (d) Neither Omega nor any of its current or future parent, subsidiaries or affiliates, nor their officers, directors, shareholders, stock option plan committees, employees or agents shall have any liability to any optionee in the event (i) an option granted pursuant to Section 5(b) hereof does not qualify as an "Incentive Stock Option" as that term is used in Section 422 of the Code and the regulations thereunder; (ii) any optionee does not obtain the tax treatment pertaining to an Incentive Stock Option; or (iii) any option granted pursuant to Section 5(c) hereof is an "Incentive Stock Option."

      6.    Amendment, Supplement, Suspension and Termination

            Options shall not be granted pursuant to this Plan after the expiration of ten years from the date the Plan is adopted by the Board of Directors of Omega. The Board of Directors reserves the right at any time, and from time to time, to amend or supplement this Plan in any way, or to suspend or terminate it, effective as of such date, which date may be either before or after the taking of such action, as may be specified by the Board of Directors; provided, however, that such action shall not affect options granted under the Plan prior to the actual date on which such action occurred. If an amendment or supplement of this Plan is required by the Code or the regulations thereunder to be approved by the shareholders of Omega in order to permit the granting of "Incentive Stock Options" (as that term is defined in Section 422 of the Code and regulations thereunder) pursuant to the amended or supplemented Plan, such amendment or supplement shall also be approved by the shareholders of Omega in such manner as is prescribed by the Code and the regulations thereunder. If the Board of Directors voluntarily submits a proposed amendment, supplement, suspension or termination for shareholder approval, such submission shall not require any future amendments, supplements, suspensions or terminations (whether or not relating to the same provision or subject matter) to be similarly submitted for shareholder approval.

      7.    Effectiveness of Plan

            This Plan shall become effective on the date of its adoption by Omega's Board of Directors, subject however to approval by the holders of Omega's Common Stock in the manner as prescribed in the Code and the regulations thereunder. Options may be granted under this Plan prior to obtaining shareholder approval, provided such options shall not be exercisable until shareholder approval is obtained.

      8.    General Conditions

            (a) Nothing contained in this Plan or any option granted pursuant to this Plan shall confer upon any employee the right to continue in the employ of Omega or any affiliated or subsidiary corporation or interfere in any way with the rights of Omega or any affiliated or subsidiary corporation to terminate his employment in any way.

            (b) Corporate action constituting an offer of stock for sale to any employee under the terms of the options to be granted hereunder shall be deemed complete as of the date when the Committee authorizes the grant of the option to the employee, regardless of when the option is actually delivered to the employee or acknowledged or agreed to by him.

            (c) The terms "parent corporation" and "subsidiary corporation" as used throughout this Plan, and the options granted pursuant to this Plan, shall (except as otherwise provided in the option form) have the meaning that is ascribed to that term when contained in Section 422(b) of the Code and the regulations thereunder, and Omega shall be deemed to be the grantor corporation for purposes of applying such meaning.

            (d) References in this Plan to the Code shall be deemed to also refer to the corresponding provisions of any future United States revenue law.

            (e) The use of the masculine pronoun shall include the feminine gender whenever appropriate.

                                   APPENDIX I

                             INCENTIVE STOCK OPTION


To:

                                      Name



                                     Address

Date of Grant:__________




      You are hereby granted an option, effective as of the date hereof, to purchase __________ shares of common stock, $5.00 par value ("Common Stock"), of Omega Financial Corporation ("Omega") at a price of $____ per share pursuant to Omega's 1996 Employee Stock Option Plan (the "Plan").

      Your option may first be exercised on and after one year from the date of grant, but not before that time. On and after one year and prior to ten years from the date of grant, your option may be exercised for up to 100% of the total number of shares subject to the option minus the number of shares previously purchased by exercise of the option (as adjusted for any change in the outstanding shares of the Common Stock of Omega by reason of a stock dividend, stock split, combination of shares, recapitalization, merger, consolidation, transfer of assets, reorganization, conversion or what the Compensation Committee deems in its sole discretion to be similar circumstances). No fractional shares shall be issued or delivered. This option shall terminate and is not exercisable after ten years from the date of its grant (the "Scheduled Termination Date"), except if terminated earlier as hereafter provided.

      In the event of a "change of control" (as hereafter defined) of Omega, your option may, from and after the date of the change of control, and notwithstanding the foregoing paragraph, be exercised for up to 100% of the total number of shares then subject to the option minus the number of shares previously purchased upon exercise of the option (as adjusted for any change in the outstanding shares of the Common Stock of Omega by reason of a stock dividend, stock split, combination of shares, recapitalization, merger, consolidation, transfer of assets, reorganization, conversion or what the Compensation Committee deems in its sole discretion to be similar circumstances). A "change of control" shall be deemed to have occurred upon the happening of any of the following events:

   1. A change within a twelve-month period in a majority of the members of the board of directors of Omega;

   2. A change within a twelve-month period in the holders of more than 50% of the outstanding voting stock of Omega; or

   3. Any other event deemed to constitute a "change of control" by the Compensation Committee.

      You may exercise your option by giving written notice to the Secretary of Omega on forms supplied by Omega at its then principal executive office, accompanied by payment of the option price for the total number of shares you specify that you wish to purchase. The payment may be in any of the following forms: (a) cash, which may be evidenced by a check and includes cash received from a stock brokerage firm in a so-called "cashless exercise;" (b) (unless prohibited by the Compensation Committee) certificates representing shares of Common Stock of Omega, which will be valued by the Secretary of Omega at the fair market value per share of Omega's Common Stock (as determined in accordance with the Plan) on the date of delivery of such certificates to Omega, accompanied by an assignment of the stock to Omega; or (c) (unless prohibited by the Compensation Committee) any combination of cash and Common Stock of Omega valued as provided in clause (b). Any assignment of stock shall be in a form and substance satisfactory to the Secretary of Omega, including guarantees of signature(s) and payment of all transfer taxes if the Secretary deems such guarantees necessary or desirable.

      Your option will, to the extent not previously exercised by you, terminate one year after the date on which your employment by Omega or an Omega subsidiary corporation is terminated (whether such termination be voluntary or involuntary) other than by reason of retirement at age 65 (or such earlier retirement age as may be approved by the Compensation Committee), disability as defined in Section 22(e)(3) of the Internal Revenue Code of 1986, as amended (the "Code"), and the regulations thereunder, or death, in which case your option will terminate one year from the date of termination of employment due to retirement, disability or death (but in no event later than the Scheduled Termination Date). After the date your employment is terminated, as aforesaid, you may exercise this option only for the number of shares which you had a right to purchase and did not purchase on the date your employment terminated. If you are employed by an Omega subsidiary corporation, your employment shall be deemed to have terminated on the date your employer ceases to be an Omega subsidiary corporation, unless you are on that date transferred to Omega or another Omega subsidiary corporation. Your employment shall not be deemed to have terminated if you are transferred from Omega to an Omega subsidiary corporation, or vice versa, or from one Omega subsidiary corporation to another Omega subsidiary corporation.

      If you die while employed by Omega or an Omega subsidiary corporation, your executor or administrator, as the case may be, may, at any time within one year after the date of your death (but in no event later than the Scheduled Termination Date), exercise the option as to any shares which you had a right to purchase and did not purchase during your lifetime. If your employment with Omega or an Omega parent or subsidiary corporation is terminated by reason of your becoming disabled (within the meaning of Section 22(e)(3) of the Code and the regulations thereunder), you or your legal guardian or custodian may at any time within one year after the date of such termination (but in no event later than the Scheduled Termination Date), exercise the option as to any shares which you had a right to purchase and did not purchase prior to such termination. Your executor, administrator, guardian or custodian must present proof of his authority satisfactory to Omega prior to being allowed to exercise this option.

      In the event of any change in the outstanding shares of the Common Stock of Omega by reason of a stock dividend, stock split, combination of shares, recapitalization, merger, consolidation, transfer of assets, reorganization, conversion or what the Compensation Committee deems in its sole discretion to be similar circumstances, the number and kind of shares subject to this option and the option price of such shares shall be appropriately adjusted in a manner to be determined in the sole discretion of the Compensation Committee.

      This option is not transferable otherwise than by Will or the laws of descent and distribution, and is exercisable during your lifetime only by you, including, for this purpose, your legal guardian or custodian in the event of disability. Until the option price has been paid in full pursuant to due exercise of this option and the purchased shares are delivered to you, you do not have any rights as a shareholder of Omega. Omega reserves the right not to deliver to you the shares purchased by virtue of the exercise of this option during any period of time in which Omega deems, in its sole discretion, that such delivery would violate a federal, state, local or securities exchange rule, regulation or law.

      Notwithstanding anything to the contrary contained herein, this option is not exercisable until all the following events occur and during the following periods of time:

            (a) Until the Plan pursuant to which this option is granted is approved by the shareholders of Omega in the manner prescribed by the Code and the regulations thereunder;

            (b) Until this option and the optioned shares are approved and/or registered with such federal, state and local regulatory bodies or agencies and securities exchanges as Omega may deem necessary or desirable;

            (c) During any period of time in which Omega deems that the exercisability of this option, the offer to sell the shares optioned hereunder, or the sale thereof, may violate a federal, state, local or securities exchange rule, regulation or law, or may cause Omega to be legally obligated to issue or sell more shares than Omega is legally entitled to issue or sell; or

            (d) Until you have paid or made suitable arrangements to pay (i) all federal, state and local income tax withholding required to be withheld by Omega in connection with the option exercise and (ii) the employee's portion of other federal, state and local payroll and other taxes due in connection with the option exercise.

            The following two paragraphs shall be applicable if, on the date of exercise of this option, the Common Stock to be purchased pursuant to such exercise has not been registered under the Securities Act of 1933, as amended, and under applicable state securities laws, and shall continue to be applicable for so long as such registration has not occurred:

            (a) The optionee hereby agrees, warrants and represents that he will acquire the Common Stock to be issued hereunder for his own account for investment purposes only, and not with a view to, or in connection with, any resale or other distribution of any of such shares, except as hereafter permitted. The optionee further agrees that he will not at any time make any offer, sale, transfer, pledge or other disposition of such Common Stock to be issued hereunder without an effective registration statement under the Securities Act of 1933, as amended, and under any applicable state securities laws or an opinion of counsel acceptable to Omega to the effect that the proposed transaction will be exempt from such registration. The optionee shall execute such instruments, representations, acknowledgements and agreements as Omega may, in its sole discretion, deem advisable to avoid any violation of federal, state, local or securities exchange rule, regulation or law.

            (b) The certificates for Common Stock to be issued to the optionee hereunder shall bear the following legend:

            "The shares represented by this certificate have not been registered under the Securities Act of 1933, as amended, or under applicable state securities laws. The shares have been acquired for investment and may not be offered, sold, transferred, pledged or otherwise disposed of without an effective registration statement under the Securities Act of 1933, as amended, and under any applicable state securities laws or an opinion of counsel acceptable to Omega that the proposed transaction will be exempt from such registration."

The foregoing legend shall be removed upon registration of the legended shares under the Securities Act of 1933, as amended, and under any applicable state laws or upon receipt of any opinion of counsel acceptable to Omega that said registration is no longer required.

      The sole purpose of the agreements, warranties, representations and legend set forth in the two immediately preceding paragraphs is to prevent violations of the Securities Act of 1933, as amended, and any applicable state securities laws.

      It is the intention of Omega and you that this option shall, if possible, be an "Incentive Stock Option" as that term is used in Section 422 of the Code and the regulations thereunder. In the event this option is in any way inconsistent with the legal requirements of the Code or the regulations thereunder for an "Incentive Stock Option," this option shall be deemed automatically amended as of the date hereof to conform to such legal requirements, if such conformity may be achieved by amendment.

      Nothing herein shall modify your status as an at-will employee of Omega. Further, nothing herein guarantees you employment for any specified period of time. This means that either you or Omega may terminate your employment at any time for any reason, or no reason. You recognize that, for instance, you may terminate your employment or Omega may terminate your employment prior to the date on which your option becomes vested.

      Any dispute or disagreement between you and Omega with respect to any portion of this option or its validity, construction, meaning, performance or your rights hereunder shall be settled by arbitration in accordance with the Commercial Arbitration Rules of the American Arbitration Association or its successor, as amended from time to time. However, prior to submission to arbitration you will attempt to resolve any disputes or disagreements with Omega over this option amicably and informally, in good faith, for a period not to exceed two weeks. Thereafter, the dispute or disagreement will be submitted to arbitration. At any time prior to a decision from the arbitrator(s) being rendered, you and Omega may resolve the dispute by settlement. You and Omega shall equally share the costs charged by the American Arbitration Association or its successor, but you and Omega shall otherwise be solely responsible for your own respective counsel fees and expenses. The decision of the arbitrator(s) shall be made in writing, setting forth the award, the reasons for the decision and award and shall be binding and conclusive on you and Omega. Further, neither you nor Omega shall appeal any such award. Judgment of a court of competent jurisdiction may be entered upon the award and may be enforced as such in accordance with the provisions of the award.

      This option shall be subject to the terms of the Plan in effect on the date this option is granted, which terms are hereby incorporated herein by reference and made a part hereof. In the event of any conflict between the terms of this option and the terms of the Plan in effect on the date of this option, the terms of the Plan shall govern. This option constitutes the entire understanding between Omega and you with respect to the subject matter hereof and no amendment, supplement or waiver of this option, in whole or in part, shall be binding upon Omega unless in writing and signed by the President of Omega. This option and the performances of the parties hereunder shall be construed in accordance with and governed by the laws of the Commonwealth of Pennsylvania.

      Please sign the copy of this option and return it to Omega's Secretary, thereby indicating your understanding of and agreement with its terms and conditions.

                                       OMEGA FINANCIAL CORPORATION



                                       By:
                                          ------------------------

      I hereby acknowledge receipt of a copy of the foregoing stock option and, having read it hereby signify my understanding of, and my agreement with, its terms and conditions.


                                          ------------------------      -------
                                          (Signature)                   (Date)

                                   APPENDIX II

                           NON-QUALIFIED STOCK OPTION


To:

                                      Name



                                     Address

Date of Grant:__________


      You are hereby granted an option, effective as of the date hereof, to purchase _________ shares of common stock, $5.00 par value ("Common Stock"), of Omega Financial Corporation ("Omega") at a price of $____ per share pursuant to Omega's 1996 Employee Stock Option Plan (the "Plan").

      Your option may first be exercised on and after one year from the date of grant, but not before that time. On and after one year and prior to ten years and thirty days from the date of grant, your option may be exercised for up to 100% of the total number of shares subject to the option minus the number of shares previously purchased by exercise of the option (as adjusted for any change in the outstanding shares of the Common Stock of Omega by reason of a stock dividend, stock split, combination of shares, recapitalization, merger, consolidation, transfer of assets, reorganization, conversion or what the Compensation Committee deems in its sole discretion to be similar circumstances). No fractional shares shall be issued or delivered. This option shall terminate and is not exercisable after ten years and ten days from the date of its grant (the "Scheduled Termination Date"), except if terminated earlier as hereafter provided.

      In the event of a "change of control" (as hereafter defined) of Omega, your option may, from and after the date of the change of control, and notwithstanding the foregoing paragraph, be exercised for up to 100% of the total number of shares then subject to the option minus the number of shares previously purchased upon exercise of the option (as adjusted for any change in the outstanding shares of the Common Stock of Omega by reason of a stock dividend, stock split, combination of shares, recapitalization, merger, consolidation, transfer of assets, reorganization, conversion or what the Compensation Committee deems in its sole discretion to be similar circumstances). A "change of control" shall be deemed to have occurred upon the happening of any of the following events:

   1. A change within a twelve-month period in a majority of the members of the board of directors of Omega;

   2. A change within a twelve-month period in the holders of more than 50% of the outstanding voting stock of Omega; or

   3. Any other event deemed to constitute a "change of control" by the Compensation Committee.

      You may exercise your option by giving written notice to the Secretary of Omega on forms supplied by Omega at its then principal executive office, accompanied by payment of the option price for the total number of shares you specify that you wish to purchase. The payment may be in any of the following forms: (a) cash, which may be evidenced by a check and includes cash received from a stock brokerage firm in a so-called "cashless exercise;" (b) (unless prohibited by the Compensation Committee) certificates representing shares of Common Stock of Omega, which will be valued by the Secretary of Omega at the fair market value per share of Omega's Common Stock (as determined in accordance with the Plan) on the date of delivery of such certificates to Omega, accompanied by an assignment of the stock to Omega; or (c) (unless prohibited by the Compensation Committee) any combination of cash and Common Stock of Omega valued as provided in clause (b). Any assignment of stock shall be in a form and substance satisfactory to the Secretary of Omega, including guarantees of signature(s) and payment of all transfer taxes if the Secretary deems such guarantees necessary or desirable.

      Your option will, to the extent not previously exercised by you, terminate one year after the date on which your employment by Omega or an Omega subsidiary corporation is terminated (whether such termination be voluntary or involuntary) other than by reason of retirement at age 65 (or such earlier retirement age as may be approved by the Compensation Committee), disability as defined in Section 22(e)(3) of the Internal Revenue Code of 1986, as amended (the "Code"), and the regulations thereunder, or death, in which case your option will terminate one year from the date of termination of employment due to retirement, disability or death (but in no event later than the Scheduled Termination Date). After the date your employment is terminated, as aforesaid, you may exercise this option only for the number of shares which you had a right to purchase and did not purchase on the date your employment terminated. If you are employed by an Omega subsidiary corporation, your employment shall be deemed to have terminated on the date your employer ceases to be an Omega subsidiary corporation, unless you are on that date transferred to Omega or another Omega subsidiary corporation. Your employment shall not be deemed to have terminated if you are transferred from Omega to an Omega subsidiary corporation, or vice versa, or from one Omega subsidiary corporation to another Omega subsidiary corporation.

      If you die while employed by Omega or an Omega subsidiary corporation, your executor or administrator, as the case may be, may, at any time within one year after the date of your death (but in no event later than the Scheduled Termination Date), exercise the option as to any shares which you had a right to purchase and did not purchase during your lifetime. If your employment with Omega or an Omega parent or subsidiary corporation is terminated by reason of your becoming disabled (within the meaning of Section 22(e)(3) of the Code and the regulations thereunder), you or your legal guardian or custodian may at any time within one year after the date of such termination (but in no event later than the Scheduled Termination Date), exercise the option as to any shares which you had a right to purchase and did not purchase prior to such termination. Your executor, administrator, guardian or custodian must present proof of his authority satisfactory to Omega prior to being allowed to exercise this option.

      In the event of any change in the outstanding shares of the Common Stock of Omega by reason of a stock dividend, stock split, combination of shares, recapitalization, merger, consolidation, transfer of assets, reorganization, conversion or what the Compensation Committee deems in its sole discretion to be similar circumstances, the number and kind of shares subject to this option and the option price of such shares shall be appropriately adjusted in a manner to be determined in the sole discretion of the Compensation Committee.

      This option is not transferable otherwise than by Will or the laws of descent and distribution, and is exercisable during your lifetime only by you, including, for this purpose, your legal guardian or custodian in the event of disability. Until the option price has been paid in full pursuant to due exercise of this option and the purchased shares are delivered to you, you do not have any rights as a shareholder of Omega. Omega reserves the right not to deliver to you the shares purchased by virtue of the exercise of this option during any period of time in which Omega deems, in its sole discretion, that such delivery would violate a federal, state, local or securities exchange rule, regulation or law.

      Notwithstanding anything to the contrary contained herein, this option is not exercisable until all the following events occur and during the following periods of time:

            (a) Until the Plan pursuant to which this option is granted is approved by the shareholders of Omega in the manner prescribed by the Code and the regulations thereunder;

            (b) Until this option and the optioned shares are approved and/or registered with such federal, state and local regulatory bodies or agencies and securities exchanges as Omega may deem necessary or desirable;

            (c) During any period of time in which Omega deems that the exercisability of this option, the offer to sell the shares optioned hereunder, or the sale thereof, may violate a federal, state, local or securities exchange rule, regulation or law, or may cause Omega to be legally obligated to issue or sell more shares than Omega is legally entitled to issue or sell; or

            (d) Until you have paid or made suitable arrangements to pay (i) all federal, state and local income tax withholding required to be withheld by Omega in connection with the option exercise and (ii) the employee's portion of other federal, state and local payroll and other taxes due in connection with the option exercise.

            The following two paragraphs shall be applicable if, on the date of exercise of this option, the Common Stock to be purchased pursuant to such exercise has not been registered under the Securities Act of 1933, as amended, and under applicable state securities laws, and shall continue to be applicable for so long as such registration has not occurred:

            (a) The optionee hereby agrees, warrants and represents that he will acquire the Common Stock to be issued hereunder for his own account for investment purposes only, and not with a view to, or in connection with, any resale or other distribution of any of such shares, except as hereafter permitted. The optionee further agrees that he will not at any time make any offer, sale, transfer, pledge or other disposition of such Common Stock to be issued hereunder without an effective registration statement under the Securities Act of 1933, as amended, and under any applicable state securities laws or an opinion of counsel acceptable to Omega to the effect that the proposed transaction will be exempt from such registration. The optionee shall execute such instruments, representations, acknowledgements and agreements as Omega may, in its sole discretion, deem advisable to avoid any violation of federal, state, local or securities exchange rule, regulation or law.

            (b) The certificates for Common Stock to be issued to the optionee hereunder shall bear the following legend:

            "The shares represented by this certificate have not been registered under the Securities Act of 1933, as amended, or under applicable state securities laws. The shares have been acquired for investment and may not be offered, sold, transferred, pledged or otherwise disposed of without an effective registration statement under the Securities Act of 1933, as amended, and under any applicable state securities laws or an opinion of counsel acceptable to Omega that the proposed transaction will be exempt from such registration."

The foregoing legend shall be removed upon registration of the legended shares under the Securities Act of 1933, as amended, and under any applicable state laws or upon receipt of any opinion of counsel acceptable to Omega that said registration is no longer required.

      The sole purpose of the agreements, warranties, representations and legend set forth in the two immediately preceding paragraphs is to prevent violations of the Securities Act of 1933, as amended, and any applicable state securities laws.

      It is the intention of Omega and you that this option shall not be an "Incentive Stock Option" as that term is used in Section 422 of the Code and the regulations thereunder.

      Nothing herein shall modify your status as an at-will employee of Omega. Further, nothing herein guarantees you employment for any specified period of time. This means that either you or Omega may terminate your employment at any time for any reason, or no reason. You recognize that, for instance, you may terminate your employment or Omega may terminate your employment prior to the date on which your option becomes vested.

      Any dispute or disagreement between you and Omega with respect to any portion of this option or its validity, construction, meaning, performance or your rights hereunder shall be settled by arbitration in accordance with the Commercial Arbitration Rules of the American Arbitration Association or its successor, as amended from time to time. However, prior to submission to arbitration you will attempt to resolve any disputes or disagreements with Omega over this option amicably and informally, in good faith, for a period not to exceed two weeks. Thereafter, the dispute or disagreement will be submitted to arbitration. At any time prior to a decision from the arbitrator(s) being rendered, you and Omega may resolve the dispute by settlement. You and Omega shall equally share the costs charged by the American Arbitration Association or its successor, but you and Omega shall otherwise be solely responsible for your own respective counsel fees and expenses. The decision of the arbitrator(s) shall be made in writing, setting forth the award, the reasons for the decision and award and shall be binding and conclusive on you and Omega. Further, neither you nor Omega shall appeal any such award. Judgment of a court of competent jurisdiction may be entered upon the award and may be enforced as such in accordance with the provisions of the award.

      This option shall be subject to the terms of the Plan in effect on the date this option is granted, which terms are hereby incorporated herein by reference and made a part hereof. In the event of any conflict between the terms of this option and the terms of the Plan in effect on the date of this option, the terms of the Plan shall govern. This option constitutes the entire understanding between Omega and you with respect to the subject matter hereof and no amendment, supplement or waiver of this option, in whole or in part, shall be binding upon Omega unless in writing and signed by the President of Omega. This option and the performances of the parties hereunder shall be construed in accordance with and governed by the laws of the Commonwealth of Pennsylvania.

      Please sign the copy of this option and return it to Omega's Secretary, thereby indicating your understanding of and agreement with its terms and conditions.

                                       OMEGA FINANCIAL CORPORATION



                                       By:
                                          ------------------------

      I hereby acknowledge receipt of a copy of the foregoing stock option and, having read it hereby signify my understanding of, and my agreement with, its terms and conditions.


                                          ------------------------      -------
                                          (Signature)                   (Date)